                                                                     EXHIBIT 4.2

                                                                  EXECUTION COPY

================================================================================

                        WFS FINANCIAL 2004-2 OWNER TRUST,
                                   as Issuer,

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                   as Trustee

                           --------------------------

                                    INDENTURE

                             Dated as of May 1, 2004

                           --------------------------

                                 $1,477,500,000
                          Auto Receivable Backed Notes

================================================================================

                    TRUST INDENTURE ACT CROSS-REFERENCE CHART
                  (this chart is not a part of this Indenture)

TIA Section                                                              Indenture Reference
-----------                                                              -------------------
310   (a)(1)...................................................             6.08, 6.11
      (a)(2)...................................................             6.11
      (a)(3)...................................................             6.10
      (a)(4)...................................................             Not Applicable
      (a)(5)...................................................             6.11
      (b)......................................................             6.11
      (c)......................................................             Not Applicable
311   (a)......................................................             6.12
      (b)......................................................             6.12
      (c)......................................................             Not Applicable
312   (a)......................................................             7.01, 7.02
      (b)......................................................             7.02
      (c)......................................................             7.02
313   (a)......................................................             7.04
      (b)......................................................             7.04
      (c)......................................................             7.04
      (d)......................................................             7.04
314   (a)......................................................             7.03
      (b)......................................................             3.06, 11.15
      (c)(1)...................................................             11.01
      (c)(2)...................................................             11.01
      (c)(3)...................................................             11.01
      (d)......................................................             8.04, 11.01
      (e)......................................................             11.01
315   (a)......................................................             6.01
      (b)......................................................             6.05, 11.05
      (c)......................................................             6.01
      (d)......................................................             6.01
      (d)(1)...................................................             6.01
      (d)(2)...................................................             6.01
      (d)(3)...................................................             6.01
      (e)......................................................             5.14
316   (a)......................................................             5.12; 5.13
      (a)(1)(A)................................................             5.12
      (a)(1)(B)................................................             5.13
      (a)(2)...................................................             Not Applicable
      (b)......................................................             5.08
      (c)......................................................             Not Applicable
317   (a)(1)...................................................             5.03
      (a)(2)...................................................             5.03
      (b)......................................................             3.03
318   (a)......................................................             11.07

                                TABLE OF CONTENTS

                                                                                             Page
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
                                            ARTICLE ONE

                            DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.  Definitions................................................................     2
Section 1.02.  Incorporation by Reference of Trust Indenture Act..........................    11
Section 1.03.  Rules of Construction......................................................    12

                                            ARTICLE TWO

                                             THE NOTES

Section 2.01.  Form.......................................................................    13
Section 2.02.  Execution, Authentication and Delivery.....................................    13
Section 2.03.  Temporary Notes............................................................    13
Section 2.04.  Registration; Registration of Transfer and Exchange........................    14
Section 2.05.  Mutilated, Destroyed, Lost or Stolen Notes.................................    15
Section 2.06.  Persons Deemed Owner.......................................................    16
Section 2.07.  Payment of Principal and Interest; Defaulted Interest......................    16
Section 2.08.  Cancellation...............................................................    19
Section 2.09.  Book-Entry Notes...........................................................    20
Section 2.10.  Notices to Clearing Agency.................................................    20
Section 2.11.  Definitive Notes...........................................................    20
Section 2.12.  Release of Collateral......................................................    21
Section 2.13.  Tax Treatment..............................................................    21

                                           ARTICLE THREE

                                             COVENANTS

Section 3.01.  Payment of Principal and Interest..........................................    22
Section 3.02.  Maintenance of Office or Agency............................................    22
Section 3.03.  Money for Payments to be Held in Trust.....................................    22
Section 3.04.  Existence..................................................................    24
Section 3.05.  Protection of Trust Estate.................................................    24
Section 3.06.  Opinions as to Trust Estate................................................    24
Section 3.07.  Performance of Obligations; Servicing of Contracts.........................    25
Section 3.08.  Negative Covenants.........................................................    27
Section 3.09.  Annual Statement as to Compliance..........................................    28
Section 3.10.  Issuer May Consolidate, etc. Only on Certain Terms.........................    28
Section 3.11.  Successor or Transferee....................................................    30
Section 3.12.  No Other Business..........................................................    30
Section 3.13.  No Borrowing...............................................................    30
Section 3.14.  Master Servicer's Obligations..............................................    30

                                                                                             Page
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
Section 3.15.  Guarantees, Loans, Advances and Other Liabilities..........................    30
Section 3.16.  Capital Expenditures.......................................................    30
Section 3.17.  Restricted Payments........................................................    31
Section 3.18.  Notice of Events of Default................................................    31
Section 3.19.  Further Instruments and Acts...............................................    31
Section 3.20.  Compliance with Laws.......................................................    31
Section 3.21.  Amendments of Sale and Servicing Agreement and Trust Agreement.............    31
Section 3.22.  Removal of Administrator...................................................    31
Section 3.23.  Representations and Warranties of Issuer...................................    31

                                           ARTICLE FOUR

                                    SATISFACTION AND DISCHARGE

Section 4.01.  Satisfaction and Discharge of Indenture....................................    33
Section 4.02.  Application of Trust Money.................................................    34
Section 4.03.  Repayment of Monies Held by Paying Agent...................................    34

                                           ARTICLE FIVE

                                             REMEDIES

Section 5.01.  Events of Default..........................................................    35
Section 5.02.  Rights upon Event of Default...............................................    36
Section 5.03.  Collection of Indebtedness and Suits for Enforcement by Trustee............    37
Section 5.04.  Remedies...................................................................    38
Section 5.05.  Optional Preservation of the Contracts.....................................    39
Section 5.06.  Priorities.................................................................    39
Section 5.07.  Limitation of Suits........................................................    40
Section 5.08.  Unconditional Rights of Noteholders to Receive Principal and Interest......    40
Section 5.09.  Restoration of Rights and Remedies.........................................    40
Section 5.10.  Rights and Remedies Cumulative.............................................    41
Section 5.11.  Delay or Omission Not a Waiver.............................................    41
Section 5.12.  Control by Noteholders of Controlling Class................................    41
Section 5.13.  Waiver of Past Defaults....................................................    42
Section 5.14.  Undertaking for Costs......................................................    42
Section 5.15.  Waiver of Stay or Extension Laws...........................................    42
Section 5.16.  Action on Notes............................................................    42
Section 5.17.  Performance and Enforcement of Certain Obligations.........................    43

                                            ARTICLE SIX

                                            THE TRUSTEE

Section 6.01.  Duties of Trustee..........................................................    44

                                                                                             Page
                                                                                             ----
Section 6.02.  Rights of Trustee..........................................................    45
Section 6.03.  Individual Rights of Trustee...............................................    46
Section 6.04.  Trustee's Disclaimer.......................................................    46
Section 6.05.  Notice of Defaults.........................................................    47
Section 6.06.  Reports by Trustee to Holders..............................................    47
Section 6.07.  Compensation and Indemnity.................................................    47
Section 6.08.  Replacement of Trustee.....................................................    47
Section 6.09.  Successor Trustee by Merger................................................    49
Section 6.10.  Appointment of Co-Trustee or Separate Trustee..............................    49
Section 6.11.  Eligibility; Disqualification..............................................    50
Section 6.12.  Preferential Collection of Claims Against Issuer...........................    50
Section 6.13.  Representations and Warranties of Trustee..................................    50
Section 6.14.  Sales Finance Licenses.....................................................    51

                                           ARTICLE SEVEN

                                  NOTEHOLDERS' LISTS AND REPORTS

Section 7.01.  Issuer to Furnish Trustee Names and Addresses of Noteholders...............    52
Section 7.02.  Preservation of Information; Communications to Noteholders.................    52
Section 7.03.  Reports by Issuer..........................................................    52
Section 7.04.  Reports by Trustee.........................................................    53

                                           ARTICLE EIGHT

                               ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.01.  Collection of Money........................................................    54
Section 8.02.  Trust Accounts.............................................................    54
Section 8.03.  General Provisions Regarding Accounts......................................    54
Section 8.04.  Release of Trust Estate....................................................    55
Section 8.05.  Opinion of Counsel.........................................................    55

                                           ARTICLE NINE

                                      SUPPLEMENTAL INDENTURES

Section 9.01.  Supplemental Indentures Without Consent of Noteholders.....................    57
Section 9.02.  Supplemental Indentures With Consent of Noteholders........................    58
Section 9.03.  Execution of Supplemental Indentures.......................................    59
Section 9.04.  Effect of Supplemental Indenture...........................................    59
Section 9.05.  Conformity With Trust Indenture Act........................................    60
Section 9.06.  Reference in Notes to Supplemental Indentures..............................    60

                                                                                            Page
                                                                                            ----
                                            ARTICLE TEN

                                        REDEMPTION OF NOTES

Section 10.01.  Redemption................................................................    61
Section 10.02.  Form of Redemption Notice.................................................    61
Section 10.03.  Notes Payable on Redemption Date..........................................    62

                                          ARTICLE ELEVEN

                                           MISCELLANEOUS

Section 11.01.  Compliance Certificates and Opinions, etc.................................    63
Section 11.02.  Form of Documents Delivered to Trustee....................................    64
Section 11.03.  Acts of Noteholders.......................................................    65
Section 11.04.  Notices, etc., to Trustee, Issuer and Rating Agencies.....................    66
Section 11.05.  Notices to Noteholders; Waiver............................................    67
Section 11.06.  Alternate Payment and Notice Provisions...................................    67
Section 11.07.  Conflict With Trust Indenture Act.........................................    68
Section 11.08.  Effect of Headings and Table of Contents..................................    68
Section 11.09.  Successors and Assigns....................................................    68
Section 11.10.  Severability..............................................................    68
Section 11.11.  Benefits of Indenture.....................................................    68
Section 11.12.  Legal Holidays............................................................    68
Section 11.13.  Governing Law.............................................................    68
Section 11.14.  Counterparts..............................................................    68
Section 11.15.  Recording of Indenture....................................................    68
Section 11.16.  Trust Obligation..........................................................    69
Section 11.17.  No Petition...............................................................    69
Section 11.18.  Inspection................................................................    69
Section 11.19.  Limitation of Liability of Owner Trustee..................................    69
Section 11.20.  Limitation on Recourse Against WFSRC3.....................................    70

                                             EXHIBITS

Schedule A   -  Schedule of Contracts.....................................................  SA-1
Exhibit A    -  Form of Sale and Servicing Agreement......................................   A-1
Exhibit B    -  Form of Depository Agreement..............................................   B-1
Exhibit C    -  Form of Class A-1 Note....................................................   C-1
Exhibit D    -  Form of Class A-2 Note....................................................   D-1
Exhibit E    -  Form of Class A-3 Note....................................................   E-1
Exhibit F    -  Form of Class A-4 Note....................................................   F-1

                                                                                            Page
                                                                                            ----
Exhibit G    -  Form of Class B Note......................................................   G-1
Exhibit H    -  Form of Class C Note......................................................   H-1
Exhibit I    -  Form of Class D Note......................................................   I-1
Exhibit J    -  Form of Note Assignment...................................................   J-1

      This Indenture, dated as of May 1, 2004 (the "Indenture"), is between WFS Financial 2004-2 Owner Trust, a Delaware statutory trust (the "Issuer"), and Deutsche Bank Trust Company Americas, a New York banking corporation, in its capacity as trustee (the "Trustee") and not in its individual capacity.

      Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the holders of the Issuer's 1.1668% Class A-1 Notes (the "Class A-1 Notes"), 2.03% Class A-2 Notes (the "Class A-2 Notes"), 2.85% Class A-3 Notes (the "Class A-3 Notes"), 3.54% Class A-4 Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes"), 3.07% Class B Notes (the "Class B Notes"), 3.20% Class C Notes (the "Class C Notes") and 3.77% Class D Notes (the "Class D Notes" and, together with the Class A Notes, the Class B Notes and the Class C Notes, the "Notes"):

                                 GRANTING CLAUSE

      The Issuer hereby Grants to the Trustee on the Closing Date, on behalf of and for the benefit of the Holders of the Notes, without recourse, all of the Issuer's right, title and interest (exclusive of the amount, if any, allocable to any rebatable insurance premium financed by any Contract) in, to and under the following personal property (collectively, the "Collateral") (i) the Contracts secured by the Financed Vehicles (which Contracts shall be listed in the Schedule of Contracts); (ii) certain monies due under the Contracts after May 26, 2004, including all payments of Monthly P&I with respect to any Financed Vehicle to which a Contract relates received after May 26, 2004 and all other proceeds received on or in respect of such Contracts; (iii) security interests in the Financed Vehicles; (iv) amounts on deposit in the Collection Account, the Note Distribution Account and the Spread Account, including all Eligible Investments therein and all income from the investment of funds therein and all proceeds therefrom; (v) proceeds from claims under certain insurance policies in respect of individual Financed Vehicles or obligors under the Contracts; (vi) certain rights under the Sale and Servicing Agreement; (vii) the protective security interest in certain of the above-described property granted by the Seller in favor of the Issuer; (viii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing; and (ix) all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (as each such defined term is defined in Section 1.01).

      The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

      The Trustee, as Trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Holders of the Notes may be adequately and effectively protected.

      This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Contracts in favor of the Trustee, which security interest is prior to all other Liens and is enforceable as such as against creditors of and purchasers from the Issuer.

                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

      Section 1.01. Definitions. Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture. Except as otherwise specified herein or as the context may require, capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed thereto in the Sale and Servicing Agreement.

      "Act" has the meaning specified in Section 11.03(a).

      "Administration Agreement" means the Administration Agreement, dated as of the date hereof, among the Administrator, the Issuer, the Seller and the Trustee.

      "Administrator" means WFS, in its capacity as administrator under the Administration Agreement.

      "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Authorized Officer" means, with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the foregoing list of Authorized Officers.

      "Backup Servicer" has the meaning specified in the Sale and Servicing Agreement.

      "Backup Servicer Report Date" means the third Business Day following the Distribution Date for each of February, May, August and November, commencing August 25, 2004, or such other dates approved by each of the Master Servicer, Backup Servicer and the Rating Agencies.

      "Bankruptcy Code" has the meaning specified in the Trust Agreement.

      "Basic Documents" means the Certificate of Trust, the Trust Agreement, the Sale and Servicing Agreement, the Administration Agreement, the Note Depository Agreement, the Sale and Assignment, the WFAL2 Assignment, the Control Agreement and this Indenture.

      "Book-Entry Notes" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.09.

      "Business Day" means any day other than a Saturday, Sunday or other day on which banking institutions in Los Angeles, California, Newark, Delaware or New York, New York are authorized or obligated by law, executive order or governmental decree to remain closed.

      "Certificate Distribution Account" has the meaning specified in the Trust Agreement.

      "Certificate of Trust" means the Certificate of Trust of the Issuer substantially in the form of Exhibit B to the Trust Agreement.

      "Certificateholders" has the meaning specified in the Trust Agreement.

      "Class" means all Notes whose form is identical except for variation in denomination, principal amount or owner.

      "Class A Notes" means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

      "Class A-1 Final Scheduled Distribution Date" means the May 20, 2005 Distribution Date.

      "Class A-1 Noteholder" means the Person in whose name the Class A-1 Note is registered in the Note Register.

      "Class A-1 Notes" means the Class A-1 Notes, substantially in the form of Exhibit C.

      "Class A-1 Rate" means 1.1668% per annum.

      "Class A-2 Final Scheduled Distribution Date" means the October 22, 2007 Distribution Date.

      "Class A-2 Noteholder" means the Person in whose name the Class A-2 Note is registered in the Note Register.

      "Class A-2 Notes" means the Class A-2 Notes, substantially in the form of Exhibit D.

      "Class A-2 Rate" means 2.03% per annum.

      "Class A-3 Final Scheduled Distribution Date" means the September 22, 2008 Distribution Date.

      "Class A-3 Noteholder" means the Person in whose name the Class A-3 Note is registered in the Note Register.

      "Class A-3 Notes" means the Class A-3 Notes, substantially in the form of Exhibit E.

      "Class A-3 Rate" means 2.85% per annum.

      "Class A-4 Final Scheduled Distribution Date" means the November 21, 2011 Distribution Date.

      "Class A-4 Noteholder" means the Person in whose name the Class A-4 Note is registered in the Note Register.

      "Class A-4 Notes" means the Class A-4 Notes, substantially in the form of Exhibit F.

      "Class A-4 Rate" means 3.54% per annum.

      "Class B Final Scheduled Distribution Date" means the November 21, 2011 Distribution Date.

      "Class B Noteholder" means the Person in whose name the Class B Note is registered in the Note Register.

      "Class B Notes" means the Class B Notes, substantially in the form of Exhibit G.

      "Class B Rate" means 3.07% per annum.

      "Class C Final Scheduled Distribution Date" means the November 21, 2011 Distribution Date.

      "Class C Noteholder" means the Person in whose name the Class C Note is registered in the Note Register.

      "Class C Notes" means the Class C Notes, substantially in the form of Exhibit H.

      "Class C Rate" means 3.20% per annum.

      "Class D Final Scheduled Distribution Date" means the November 21, 2011 Distribution Date.

      "Class D Noteholder" means the Person in whose name the Class D Note is registered in the Note Register.

      "Class D Notes" means the Class D Notes, substantially in the form of
Exhibit I.

      "Class D Rate" means 3.77% per annum.

      "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

      "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

      "Closing Date" means May 27, 2004.

      "Code" means the Internal Revenue Code of 1986 and Treasury Regulations promulgated thereunder.

      "Collateral" has the meaning specified in the Granting Clause of this Indenture.

      "Collection Account" has the meaning specified in the Sale and Servicing Agreement.

      "Collection Period" has the meaning specified in the Sale and Servicing Agreement.

      "Commission" has the meaning specified in the Trust Agreement.

      "Contracts" has the meaning specified in the Sale and Servicing Agreement.

      "Control Agreement" means the deposit account control agreement, dated as of May 1, 2004, among WFSRC3, the Trust, Western Financial Bank and the Trustee.

      "Controlling Class" means so long as (i) any Class A Notes are outstanding, the Class A Notes, (ii) no Class A Notes are outstanding but any Class B Notes are outstanding, the Class B Notes, (iii) no Class B Notes are outstanding but any Class C Notes are outstanding, the Class C Notes, and (iv) no Class C Notes are outstanding but any Class D Notes are outstanding, the Class D Notes.

      "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered which office as of the date of execution of this Indenture is located at 60 Wall Street, 26th Floor, MS NYC60-2606, New York, New York 10005, Attention:
Corporate Trust & Agency Services - Structured Finance Services; or at such other address as the Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Trustee (the address of which the successor Trustee will notify the Noteholders and the Issuer).

      "Cut-Off Date" has the meaning specified in the Sale and Servicing Agreement.

      "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

      "Definitive Notes" has the meaning specified in Section 2.09.

      "Distribution Date" means the 20th day of each calendar month or, if any such date shall not be a Business Day, the next succeeding Business Day, commencing July 20, 2004.

      "Distribution Date Statement" has the meaning specified in the Sale and Servicing Agreement.

      "DTC" means The Depository Trust Company.

      "Eligible Investment" has the meaning specified in the Sale and Servicing Agreement.

      "ERISA" means the Employment Retirement Income Security Act of 1974.

      "Event of Default" has the meaning specified in Section 5.01.

      "Exchange Act" means the Securities Exchange Act of 1934.

      "Executive Officer" means, with respect to any corporation or depository institution, the chief executive officer, chief operating officer, chief financial officer, president, executive vice president, any Vice President, the secretary or the treasurer of such corporation or depository institution; and with respect to any partnership, any general partner thereof.

      "Final Scheduled Distribution Date" means the Class A-1 Final Scheduled Distribution Date, the Class A-2 Final Scheduled Distribution Date, the Class A-3 Final Scheduled Distribution Date, the Class A-4 Final Scheduled Distribution Date, the Class B Final Scheduled Distribution Date, the Class C Final Scheduled Distribution Date or the Class D Final Scheduled Distribution Date, as the case may be.

      "Financed Vehicle" has the meaning specified in the Sale and Servicing Agreement.

      "Fitch" has the meaning specified in the Sale and Servicing Agreement.

      "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

      "Holder" or "Noteholder" means the Person in whose name a Note is registered on the Note Register.

      "Indebtedness" means, with respect to any Person at any time, (i) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (ii) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (iii) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (iv) obligations issued for or liabilities incurred on the account of such Person;
(v) obligations or liabilities of such Person arising under acceptance facilities;

(vi) obligations of such Person under any guaranties, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss;
(vii) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or
(viii) obligations of such Person under any interest rate or currency exchange agreement.

      "Indenture" means this Indenture.

      "Independent" means, when used with respect to any specified Person, that the Person (i) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any of their respective Affiliates, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any of their respective Affiliates, and (iii) is not connected with the Issuer, any such other obligor, the Seller or any of their respective Affiliates as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions; provided that a person who is an Independent director or Independent officer of the Seller may be an Independent director or Independent officer of an Affiliate of the Seller which is a special purpose bankruptcy remote entity.

      "Independent Certificate" means a certificate or opinion to be delivered to the Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

      "Interest Distributable Amount" has the meaning specified in the Sale and Servicing Agreement.

      "Interest Period" has the meaning specified in the Sale and Servicing Agreement.

      "Interest Rate" means the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate, the Class A-4 Rate, the Class B Rate, the Class C Rate or the Class D Rate, as applicable.

      "Issuer" means WFS Financial 2004-2 Owner Trust until a permitted successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

      "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by an Authorized Officer and delivered to the Trustee.

      "Master Servicer" means WFS, in its capacity as master servicer under the Sale and Servicing Agreement.

      "Monthly P&I" has the meaning specified in the Sale and Servicing
Agreement.

      "Moody's" has the meaning specified in the Sale and Servicing Agreement.

      "Net Collections" has the meaning specified in the Sale and Servicing Agreement.

      "Note Depository Agreement" means the agreement dated May 27, 2004, among the Issuer, the Trustee and DTC, as the initial Clearing Agency, relating to the Notes, substantially in the form of Exhibit B.

      "Note Distribution Account" has the meaning specified in the Sale and Servicing Agreement.

      "Note Owner" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

      "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.04.

      "Noteholder" means the Person in whose name a Note is registered on the Note Register.

      "Notes" means the Notes of the Issuer consisting of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes or the Class D Notes.

      "Obligor" has the meaning specified in the Sale and Servicing Agreement.

      "Officer's Certificate" means a certificate signed by an Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, and delivered to the Trustee.

      "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be an employee of or counsel to the Issuer and who shall be satisfactory to the Trustee and which shall comply with any applicable requirements of Section 11.01, and shall be in form and substance satisfactory to the Trustee.

      "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

            (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

            (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice has been made, satisfactory to the Trustee, has been made); and

            (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Notes are held by a protected purchaser (as such term is defined in Article 8 of the UCC);

provided, however, that in determining whether the Holder of the requisite Outstanding Amount have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller, WFS or any of their respective Affiliates shall be disregarded and deemed not to be Outstanding prior to the date on which the Notes have been paid in full, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller, WFS or any of their respective Affiliates.

      "Outstanding Amount" means the aggregate principal amount of all Notes of one Class or of all Classes, as the case may be, Outstanding at the date of determination.

      "Owner Trustee" means Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement.

      "Paying Agent" means the Trustee or any other Person that meets the eligibility standards for the Trustee specified in Section 6.11 and is authorized by the Issuer to make the distributions from the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

      "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

      "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

      "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

      "Rating Agency" has the meaning specified in the Sale and Servicing Agreement.

      "Rating Agency Condition" means, with respect to any action, that (i) each of Standard & Poor's and Fitch shall have been given ten Business Days (or such shorter period as is acceptable to Standard & Poor's or Fitch, as the case may
be) prior notice thereof and that each of Standard & Poor's and Fitch shall have notified the Seller, the Master Servicer and the Issuer in writing that such action will not result in a qualification, reduction or withdrawal of its then-current rating of any Class of Notes and (ii) Moody's shall have been given ten Business Days (or such shorter period as is acceptable to Moody's) prior notice thereof and copies of all documentation relating to the action requiring satisfaction of such Rating Agency Condition.

      "Record Date" means, with respect to a Distribution Date or Redemption Date, the close of business on the Business Day immediately preceding such Distribution Date or Redemption Date, or, in the event that Definitive Notes are issued, the close of business on the 15th day of the month immediately preceding the month in which such Distribution Date or Redemption Date occurs.

      "Redemption Date" means in the case of a redemption of the Notes pursuant to Section 10.01(a) or a payment to Noteholders pursuant to Section 10.01(b), the Distribution Date specified by the Master Servicer or the Issuer pursuant to
Section 10.01(a) or 10.01(b), as the case may be.

      "Redemption Price" means in the case of (i) a redemption of the Notes pursuant to Section 10.01(a) of this Indenture and Section 9.01(a) of the Sale and Servicing Agreement, an amount equal to the unpaid principal amount of the Notes redeemed plus accrued and unpaid interest thereon for each Class of Notes being so redeemed to but excluding the Redemption Date or (ii) a payment made to Noteholders pursuant to Section 10.01(b), the amount on deposit in the Note Distribution Account, but not in excess of the amount specified in clause (i) above.

      "Registered Holder" means the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

      "Responsible Officer" means, with respect to the Trustee, any officer within the Corporate Trust and Agency Group (or any successor group of the Trustee), including any vice president, assistant secretary or other officer or assistant officer of the Trustee customarily performing function similar to those performed by the people who at such time shall be officers, respectively, or to whom any corporate trust matter is referred at the Corporate Trust Office of the Trustee because of his knowledge of and familiarity with the particular subject.

      "Sale and Assignment" means, collectively, the sale and assignment (i) dated as of April 27, 2004 and (ii) dated as of the date hereof, each between WFS and WFSRC3.

      "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of the date hereof, among the Issuer, the Seller, WFS and the Master Servicer.

      "Schedule of Contracts" means the listing of the Contracts specified in Schedule A.

      "Seller" means WFS Receivables Corporation 3, in its capacity as seller under the Sale and Servicing Agreement.

      "Servicing Fee" has the meaning specified in the Sale and Servicing Agreement.

      "Spread Account" has the meaning specified in the Sale and Servicing Agreement.

      "Spread Account Initial Deposit" has the meaning specified in the Sale and Servicing Agreement.

      "Standard & Poor's" has the meaning specified in the Sale and Servicing Agreement.

      "State" means any one of the 50 states of the United States or the District of Columbia.

      "Successor Master Servicer" has the meaning specified in Section 3.07(e).

      "Termination Date" means the date on which the Trustee shall have received payment and performance of all amounts and obligations which the Issuer may owe to or on behalf of the Trustee for the benefit of the Noteholders under this Indenture or the Notes.

      "Treasury Regulations" means regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

      "Trust Accounts" has the meaning specified in the Sale and Servicing Agreement.

      "Trust Agreement" means the Trust Agreement, dated as of April 21, 2004, as amended and restated as of May 27, 2004, between the Seller and the Owner Trustee.

      "Trust Estate" means the Collateral Granted to the Trustee under this Indenture.

      "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as in force on the date hereof, unless otherwise specifically provided.

      "Trustee" means Deutsche Bank Trust Company Americas, as Trustee under this Indenture.

      "UCC" means, unless the context otherwise requires, the Uniform Commercial Code as in effect in the relevant jurisdiction.

      "United States" means the United States of America.

      "Vice President" has the meaning specified in the Sale and Servicing Agreement.

      "WFAL2" means WFS Financial Auto Loans2, Inc.

      "WFAL2 Assignment" means the sale and assignment, dated as of May 1, 2004, between WFAL2 and WFS.

      "WFS" means WFS Financial Inc.

      "WFSRC3" means WFS Receivables Corporation 3.

      Section 1.02. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

      "Commission" means the Securities and Exchange Commission.

      "Indenture Securities" means the Notes.

      "Indenture Security Holder" means a Noteholder.

      "Indenture to be Qualified" means this Indenture.

      "Indenture Trustee" or "Institutional Trustee" means the Trustee.

      "Obligor" on the Indenture Securities means the Issuer and any other obligor on the Indenture Securities.

      All other TIA terms used in this Indenture that are defined by the TIA, defined by a TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

      Section 1.03. Rules of Construction. Unless the context otherwise requires: (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time in the United States; (iii) "or" is not exclusive; (iv) "including" means including without limitation; (v) words in the singular include the plural and words in the plural include the singular; (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vii) references to a Person are also to its successors and permitted assigns; (viii) the words "hereof," "herein" and "hereunder" and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture; and (ix) Section, subsection, Schedule or Exhibit references contained in this Indenture are references to Sections, subsections, Schedules or Exhibits in or to this Indenture unless otherwise specified.

                                   ARTICLE TWO

                                    THE NOTES

      Section 2.01. Form. The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes, in each case together with the Trustee's certificate of authentication, shall be in substantially the forms set forth as Exhibits to this Indenture with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

      Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits hereto are part of the terms of this Indenture.

      Section 2.02. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile. Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

      The Trustee shall, upon receipt of an Issuer Order, authenticate and deliver for original issue the following aggregate principal amount of Notes:
(i) $240,000,000 of Class A-1 Notes, (ii) $515,000,000 of Class A-2 Notes, (iii)
$210,000,000 of Class A-3 Notes, (iv) $343,750,000 of Class A-4 Notes, (v)
$56,250,000 of Class B Notes, (vi) $63,750,000 of Class C Notes and (vii) $48,750,000 of Class D Notes. The aggregate principal amount of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes outstanding at any time may not exceed such respective amounts, except as otherwise provided in Section 2.05.

      Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples of $1,000 in excess thereof.

      No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

      Section 2.03. Temporary Notes. Subject to Section 2.09, pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order, the Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

      If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the related Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute, and the Trustee shall authenticate and deliver in exchange therefor, a like tenor and principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

      Section 2.04. Registration; Registration of Transfer and Exchange. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Trustee shall be the initial "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

      If a Person other than the Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

      Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, provided that the requirements of Section 8-401 of the UCC are met, the Issuer shall execute, and the Trustee shall authenticate and the Noteholder shall obtain from the Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denominations, of a like aggregate principal amount.

      At the option of a Holder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, provided that the requirements of Section 8-401 of the UCC are met, the Issuer shall execute, and the Trustee shall authenticate and the Noteholder shall obtain from the Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

      All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

      Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange, and such other documents as the Trustee may require.

      No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.03 or 9.06 not involving any transfer.

      The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for the payment in full of such Note.

      Copies of this Indenture (without exhibits) may be obtained by Noteholders upon request in writing to the Trustee at the Corporate Trust Office.

      Section 2.05. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, (ii) there is delivered to the Trustee such security or indemnity as may be required by them to hold the Issuer and the Trustee harmless and (iii) the requirements of
Section 8-405 of the UCC are met, then, in the absence of notice to the Issuer, the Note Registrar or the Trustee that such Note has been acquired by a protected purchaser (as defined in Article 8 of the UCC), the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note which has not been replaced as permitted by the preceding sentence, a protected purchaser (as defined in Article 8 of the UCC) of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser (as defined in Article 8 of the UCC), and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

      Upon the issuance of any replacement Note under this Section, the Issuer or the Trustee may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee or the Note Registrar) connected therewith.

      Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

      Section 2.06. Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuer, the Trustee and any of their respective agents may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Trustee nor any of their respective agents shall be affected by notice to the contrary.

      Section 2.07. Payment of Principal and Interest; Defaulted Interest.

      (a) Each Class of Notes shall accrue interest at the related Interest Rate, and such interest shall be payable on each Distribution Date as specified in Article Five of the Sale and Servicing Agreement and in the form of the related Note set forth as an Exhibit hereto, subject to Section 3.01. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Distribution Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.11, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date, a Redemption Date or on the related Final Scheduled Distribution Date, as the case may be, which, in the case of the payment of a redemption pursuant to Section 10.01(a), shall be payable pursuant to Section 9.01(e) of the Sale and Servicing Agreement, and in each other case shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

      (b) Subject to Section 2.07(c), the principal of each Note shall be payable on each Distribution Date to the extent provided in Article Five of the Sale and Servicing Agreement and in the form of the related Note set forth as an Exhibit hereto. The Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed within five Business Days of such Distribution Date (or, in the case of Notes registered in the name of Cede & Co., as nominee of DTC, such notice shall be provided within one Business Day of such Distribution Date) or receipt of notice of termination of the Issuer pursuant to
Section 9.01(c) of the Trust Agreement and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.02. In addition, the Administrator shall notify the Rating Agencies upon the final payment of interest and principal of each Class of Notes, and upon the termination of the Issuer, in each case pursuant to Section 1(a)(i) of the Administration Agreement. The entire principal amount of a Class of Notes will be due and payable, if not previously paid, on the related Final Scheduled Distribution Date.

      (c) Notwithstanding the foregoing, the entire unpaid interest on and principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.02. Following such declaration of acceleration, on each Distribution Date or a payment date described in Section 5.06(b), all amounts on deposit in the Collection Account, the Note Distribution Account, the Spread Account or collected by the Trustee pursuant to Article Five shall be paid in the following amounts and order of priority:

            (i) first, to the Master Servicer, the Servicing Fee, including any unpaid Servicing Fees with respect to one or more prior Collection Periods;

            (ii) second, to the Trustee, any accrued and unpaid fees and expenses payable to the Trustee and to the Owner Trustee, any accrued and unpaid fees and expenses payable to the Owner Trustee, in each case to the extent such fees and expenses have not been previously paid by the Master Servicer;

            (iii) third, to Noteholders of the Class A Notes, the Interest Distributable Amount for each class of Class A Notes pro rata in proportion to their respective Interest Distributable Amounts, without preference or priority of any kind;

            (A) fourth, if an Event of Default described in Section 5.1(i),
      (ii), (iv) or (v) has occurred and is continuing, in the following order of priority:

                  (1) to the Holders of the Class A-1 Notes, the outstanding principal amount of the Class A-1 Notes as of such Distribution Date (prior to giving effect to any payment of principal on such date) in reduction of principal until the principal amount of the Class A-1 Notes has been paid in full;

                  (2) to the Holders of each of the Class A-2 Notes, the Class
            A-3 Notes and the Class A-4 Notes, the outstanding principal amount of each of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, respectively, pro rata in proportion to their respective outstanding principal amounts as of such Distribution Date (prior to giving effect to any payment of principal on such date) in reduction of principal until the principal amount of each of such Classes has been paid in full;

                  (3) to the Holders of the Class B Notes, the Interest
            Distributable Amount for the Class B Notes;

                  (4) to the Holders of the Class B Notes, the outstanding
            principal amount of the Class B Notes as of such Distribution Date (prior to giving effect to any payment of principal on such date) in reduction of principal until the principal amount of the Class B Notes has been paid in full;

                  (5) to the Holders of the Class C Notes, the Interest
            Distributable Amount for the Class C Notes;

                  (6) to the Holders of the Class C Notes, the outstanding
            principal amount of the Class C Notes as of such Distribution Date (prior to giving effect to any payment of principal on such date) in reduction of principal until the principal amount of the Class C Notes has been paid in full;

                  (7) to the Holders of the Class D Notes, the Interest
            Distributable Amount for the Class D Notes; and

                  (8) to the Holders of the Class D Notes, the outstanding
            principal amount of the Class D Notes as of such Distribution Date (prior to giving effect to any payment of principal on such date) in reduction of principal until the principal amount of the Class D Notes has been paid in full; or

            (B) fourth, if an Event of Default described in Section 5.1(iii) has occurred and is continuing, in the following order of priority:

                  (1) to the Holders of the Class B Notes, the Interest
            Distributable Amount for the Class B Notes;

                  (2) to the Holders of the Class C Notes, the Interest
            Distributable Amount for the Class C Notes;

                  (3) to the Holders of the Class D Notes, the Interest
            Distributable Amount for the Class D Notes;

                  (4) to the Holders of the Class A-1 Notes, the outstanding principal amount of the Class A-1 Notes as of such Distribution Date (prior to giving effect to any payment of principal on such date) in reduction of principal until the principal amount of the Class A-1 Notes has been paid in full;

                  (5) to the Holders of each of the Class A-2 Notes, the Class
            A-3 Notes and the Class A-4 Notes, the outstanding principal amount of each of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, respectively, pro rata in proportion to their respective outstanding principal amounts as of such

            Distribution Date (prior to giving effect to any payment of principal on such date) in reduction of principal until the principal amount of each of such Classes has been paid in full;

                  (6) to the Holders of the Class B Notes, the outstanding
            principal amount of the Class B Notes as of such Distribution Date (prior to giving effect to any payment of principal on such date) in reduction of principal until the principal amount of the Class B Notes has been paid in full;

                  (7) to the Holders of the Class C Notes, the outstanding
            principal amount of the Class C Notes as of such Distribution Date (prior to giving effect to any payment of principal on such date) in reduction of principal until the principal amount of the Class C Notes has been paid in full; and

                  (8) to the Holders of the Class D Notes, the outstanding
            principal amount of the Class D Notes as of such Distribution Date (prior to giving effect to any payment of principal on such date) in reduction of principal until the principal amount of the Class D Notes has been paid in full;

            (iv) fifth, to WFSRC3, until it has received full repayment of the Spread Account Initial Deposit; and

            (v) sixth, to Certificate Distribution Account for distribution to the Holders of the Certificates in accordance with Section 5.02 of the Trust Agreement, any remaining amounts.

      (d) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Interest Rate in any lawful manner. The Issuer may pay such defaulted interest to the Persons who are Noteholders on a subsequent special record date, which date shall be at least five Business Days prior to the related payment date. The Issuer shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Issuer shall mail to the Trustee and each Noteholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

      Section 2.08. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by the Trustee. The Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Trustee.

      Section 2.09. Book-Entry Notes. The Notes, upon original issuance, will be issued in the form of a typewritten Note or Notes representing the Book-Entry Notes, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.11. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.11:

            (i) the provisions of this Section shall be in full force and effect;

            (ii) the Note Registrar and the Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Note Owners;

            (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

            (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency or the Clearing Agency Participants; pursuant to the Note Depository Agreement, unless and until Definitive Notes are issued pursuant to Section 2.11, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

            (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes (or Holders of any Class thereof, including the Controlling Class) evidencing a specified percentage of the Outstanding Amount, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes (or any Class thereof, including the Controlling Class) and has delivered such instructions to the Trustee.

      Section 2.10. Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.11, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Clearing Agency, and shall have no obligation to the Note Owners.

      Section 2.11. Definitive Notes.

      (a) If (i)(A) the Administrator advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities as described in the Note Depository Agreement and (B) the Trustee or the Administrator is unable to locate a qualified successor or (ii) after the occurrence of an Event of Default, the Note Owners representing not less than a majority of the Outstanding Amount of a Class of Notes advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the related Note Owners, then the Trustee shall notify all Note Owners of the related Class of Notes, through the Clearing Agency, of the occurrence of such event and of the availability of Definitive Notes of the related Class of Notes to Note Owners requesting the same. Upon surrender to the Trustee of the Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes of a Class, the Trustee shall recognize the Holders of the Definitive Notes as Noteholders hereunder.

      The Trustee shall not be liable if the Trustee or the Administrator is unable to locate a qualified successor Clearing Agency. The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

      Section 2.12. Release of Collateral. Subject to Section 11.01 and the other Basic Documents, the Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

      Section 2.13. Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                                  ARTICLE THREE

                                    COVENANTS

      Section 3.01. Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, subject to Section 8.02(c), the Issuer will cause to be distributed all amounts on deposit in the Note Distribution Account in respect of the related Collection Period on a Distribution Date deposited therein pursuant to the Sale and Servicing Agreement for the benefit of (i) the Class A-1 Notes, to the Class A-1 Noteholders, (ii) the Class A-2 Notes, to the Class A-2 Noteholders, (iii) the Class A-3 Notes, to the Class A-3 Noteholders, (iv) the Class A-4 Notes, to the Class A-4 Noteholders, (v) the Class B Notes, to the Class B Noteholders, (vi) the Class C Notes, to the Class C Noteholders and (vii) the Class D Notes, to the Class D Noteholders. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

      Section 3.02. Maintenance of Office or Agency. The Issuer, will maintain in The City of New York an office or agency where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee as its agent to receive all such surrenders, notices and demands.

      Section 3.03. Money for Payments to be Held in Trust. As provided in Sections 5.06 and 8.02, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account and the Note Distribution Account pursuant to Section 8.02(b) shall be made on behalf of the Issuer by the Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account and the Note Distribution Account for payments of Notes shall be paid over to the Issuer except as provided in this Section.

      On the Business Day immediately preceding each Distribution Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Note Distribution Account an aggregate sum sufficient to pay the amounts then becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Trustee) shall promptly notify the Trustee of its action or failure so to act.

      The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and if the Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

            (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

            (ii) give the Trustee notice of any default by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

            (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent;

            (iv) immediately resign as Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

            (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

      The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Subject to applicable laws with respect to escheat of funds, any money held by the Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and upon receipt of an Issuer Request shall be deposited by the Trustee in the Collection Account; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to or for the account of the Issuer. The Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Trustee or of any Paying Agent, at the last address of record for each such Holder).

      Section 3.04. Existence. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

      Section 3.05. Protection of Trust Estate. The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Trustee on behalf of the Noteholders to be prior to all other liens in respect of the Trust Estate, and the Issuer shall take all actions necessary to obtain and maintain, for the benefit of the Trustee on behalf of the Noteholders, a first lien on and a first priority, perfected security interest in the Trust Estate. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, all as prepared by the Master Servicer and delivered to the Issuer, and will take such other action necessary or advisable to:

            (i) Grant more effectively all or any portion of the Trust Estate;

            (ii) maintain or preserve the lien and security interest (and the priority thereof) created by this Indenture or carry out more effectively the purposes hereof;

            (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

            (iv) enforce any of the Collateral;

            (v) preserve and defend title to the Trust Estate and the rights of the Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties; or

            (vi) pay all taxes or assessments levied or assessed upon the Trust Estate when due.

      The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute all financing statements, continuation statements or other instruments required to be executed pursuant to this Section.

      Section 3.06. Opinions as to Trust Estate.

      (a) Promptly after the execution and delivery of this Indenture, the Issuer shall furnish to the Trustee an Opinion of Counsel to the effect that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to create and continue the Trustee's first priority perfected security interest in the Collateral for the benefit of the Noteholders, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to perfect such security interest.

      (b) Within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cut-Off Date, the Issuer shall furnish to the Trustee an Opinion of Counsel, dated as of a date during such 90-day period, to the effect that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to create and continue the Trustee's first priority perfected security interest in the collateral for the benefit of the Noteholders, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to perfect such security interest.

      Section 3.07. Performance of Obligations; Servicing of Contracts; Backup Servicer.

      (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others, including the Master Servicer, that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in the Basic Documents or such other instrument or agreement.

      (b) The Issuer may contract with other Persons to assist it in performing its duties and obligations under this Indenture, and any performance of such duties by a Person identified to the Trustee in an Officer's Certificate shall be deemed to be action taken by the Issuer. The Trustee shall not be responsible for the action or inaction of the Master Servicer or the Administrator. Initially, the Issuer has contracted with the Master Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

      (c) The Issuer will, and will cause the Administrator to, punctually perform and observe all of the obligations and agreements of the Issuer and the Administrator contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Trust Estate, including filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the other Basic Documents in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Trustee or the Holders of at least a majority of the Outstanding Amount of the Notes, or such greater percentage as may be specified in the particular provision.

      (d) If the Issuer shall have knowledge of the occurrence of a Servicer Default, the Issuer shall promptly notify the Trustee and each Rating Agency thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect of such default. If a Servicer Default shall arise from the failure of the Master Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Contracts, the Issuer shall take all reasonable steps available to it to remedy such failure.

      (e) If the Issuer has given notice of termination to the Master Servicer of the Master Servicer's rights and powers pursuant to Section 8.02 of the Sale and Servicing Agreement, as promptly as possible thereafter, the Issuer shall (subject to the right of the Trustee to direct such appointment pursuant to Section 8.02 of the Sale and Servicing Agreement) appoint a successor servicer (the "Successor Master Servicer"), and such Successor Master Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee. In the event that a Successor Master Servicer has not been appointed and accepted its appointment at the time when the Master Servicer ceases to act as Master Servicer, the Trustee without further action shall automatically be appointed the Successor Master Servicer. The Trustee may resign as the Successor Master Servicer by giving written notice of such resignation to the Issuer and in such event will be released from such duties and obligations, such release not to be effective until the date a new servicer enters into a servicing agreement with the Issuer as provided below. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new servicer as the Successor Master Servicer under the Sale and Servicing Agreement. Any Successor Master Servicer (other than the Trustee) shall (i) be an established financial institution having a net worth of not less than $50,000,000 and whose regular business includes the servicing of motor vehicle receivables and (ii) enter into a servicing agreement with the Issuer having substantially the same provisions as the provisions of the Sale and Servicing Agreement applicable to the Master Servicer. If within 30 days after the delivery of the notice referred to above, the Issuer shall not have obtained such a new Master Servicer, the Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Master Servicer. In connection with any such appointment, the Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, subject to the limitations set forth below and in the Sale and Servicing Agreement, and in accordance with Section 8.02 of the Sale and Servicing Agreement, the Issuer shall enter into an agreement with such successor for the servicing of the Contracts (such agreement to be in form and substance satisfactory to the Trustee). If the Trustee shall succeed to the Master Servicer's duties as servicer of the Contracts as provided herein, it shall do so in its individual capacity and not in its capacity as Trustee and, accordingly, the provisions of Article Six shall be inapplicable to the Trustee in its duties as the successor to the Master Servicer and the servicing of the Contracts. If the Trustee shall become successor to the Master Servicer under the Sale and Servicing Agreement, the Trustee shall be entitled to appoint as Master Servicer one of its Affiliates, provided that it shall be fully liable for the actions and omissions of such Affiliate in such capacity as Successor Master Servicer.

      (f) Upon any termination of the Master Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Issuer shall promptly notify the Trustee. As soon as a Successor Master Servicer is appointed, the Issuer shall notify the Trustee of such appointment, specifying in such notice the name and address of such successor Master Servicer.

      (g) The Issuer agrees that it will not waive timely performance or observance by the Master Servicer or the Seller of their respective duties under the Basic Documents if the effect thereof would adversely affect the Holders of the Notes.

      (h) As long as Deutsche Bank Trust Company Americas is the Trustee, Deutsche Bank Trust Company Americas, in its individual capacity, shall act as Backup Servicer. In accordance with Article Eight of the Sale and Servicing Agreement, the Backup Servicer shall act as successor to the Master Servicer if the Master Servicer is terminated pursuant to Section 8.06 of the Sale and Servicing Agreement. If the Backup Servicer shall become successor to the Master Servicer under the Sale and Servicing Agreement, the Backup Servicer may enter into subservicing agreements with one or more subservicers approved by the Trustee for the servicing and administration of the Contracts (including holding the related Contract Files as custodian), provided that it shall be fully liable for the actions and omissions of such subservicer in such capacity as Master Servicer. Prior to any termination of the Master Servicer pursuant to Section
8.06 of the Sale and Servicing Agreement, the Backup Servicer shall (i) confirm prior to July 23, 2004 that the data provided on data tapes to be received from the Master Servicer (provided the Backup Servicer or its agent has received the data tapes) pursuant to Section 3.04(b) of the Sale and Servicing Agreement are in a format compatible with the Backup Servicer's computer systems, (ii) on or prior to the third Business Day following each Distribution Date, beginning July 23, 2004, transfer onto its computer system the information provided on such data tapes, (iii) on or prior to each Backup Servicer Report Date, generate a statement (prepared using the data obtained from related data tape) setting forth the same items provided on the Distribution Date Statement for the Collection Period immediately preceding such Backup Servicer Report Date (provided that the Backup Servicer has received such Distribution Date Statement and the related data tape), (iv) notify the Master Servicer and the Trustee within 30 days of the related Backup Servicer Report Date of any numerical discrepancies between the statement generated in clause (iii) above and the related Distribution Date Statement, assist the Master Servicer in resolving such discrepancies and notify to the Trustee and the Rating Agencies of any remaining discrepancies within 60 days of the related Backup Servicer Report Date and (v) prior to the first Distribution Date, enter into an agreement with Portfolio Financial Servicing Company (or such other party as each Rating Agency deems acceptable) to perform certain duties and obligations of the Backup Servicer hereunder.

      (i) The parties hereto agree that the Backup Servicer will be relying solely on the information provided to it by the Master Servicer in performing its duties and obligations set forth in the last sentence of Section 3.07(h).

      Section 3.08. Negative Covenants. Until the Termination Date, the Issuer shall not:

            (i) except as expressly permitted by the Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Trustee;

            (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

            (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than (1) tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related

      Obligor and (2) the lien of this Indenture), (C) permit the lien created by this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Estate or (D) amend, modify or fail to comply with the provisions of the Basic Documents without the prior written consent of the Holders of not less than a majority of the Outstanding Amount of the Notes, except where the Basic Documents allow for amendment or modification without the consent the Holders of the Notes, or such greater percentage as may be specified in the particular provision; or

            (iv) dissolve or liquidate in whole or in part.

      Section 3.09. Annual Statement as to Compliance. The Issuer will deliver to the Trustee, on or before 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended December 31, 2004) an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

            (a) a review of the activities of the Issuer during such year (or such shorter period, with respect to the first such Officer's Certificate) and of performance under this Indenture has been made under such Authorized Officer's supervision; and

            (b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year (or such shorter period, with respect to the first such Officer's Certificate), or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

      Section 3.10. Issuer May Consolidate, etc. Only on Certain Terms.

      (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

            (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form and substance satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each other Basic Document on the part of the Issuer to be performed or observed, all as provided herein;

            (ii) immediately after giving effect to such consolidation or merger, no Default or Event of Default shall have occurred and be continuing;

            (iii) the Rating Agency Condition shall have been satisfied with respect to such consolidation or merger;

            (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Trustee shall have occurred and be continuing) to the effect that such consolidation or merger will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

            (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

            (vi) the Issuer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (v) above or that no such actions will be taken) each stating that such consolidation or merger and such supplemental indenture comply with this Article Three and that all conditions precedent herein provided for relating to such transaction have been compiled with (including any filings required by the Exchange Act).

      (b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Estate, to any Person (except as expressly permitted by the Basic Documents), unless:

            (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer shall (A) be a United States citizen or a Person organized and existing under the laws of the United States or any State, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form and substance satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each other Basic Document on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and
      (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

            (ii) immediately after giving effect to such conveyance or transference, no Default or Event of Default shall have occurred and be continuing;

            (iii) the Rating Agency Condition shall have been satisfied with respect to such conveyance or transference;

            (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Trustee to the effect that such conveyance or transference will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

            (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

            (vi) the Issuer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (v) above or that no such actions will be taken) each stating that such conveyance or transference and such supplemental indenture comply with this Article Three and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filings required by the Exchange Act).

      Section 3.11. Successor or Transferee.

      (a) Upon any consolidation or merger of the Issuer in accordance with
Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

      (b) Upon a conveyance or transfer of all or substantially all the assets or properties of the Issuer pursuant to Section 3.10(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Trustee stating that the Issuer is to be so released.

      Section 3.12. No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Contracts in the manner contemplated by this Indenture and the other Basic Documents and activities incidental thereto.

      Section 3.13. No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for the Notes and any other Indebtedness permitted by or arising under the other Basic Documents. The proceeds of the Notes shall be used exclusively to fund the Issuer's purchase of the Contracts and the other assets specified in the Sale and Servicing Agreement, to fund the Spread Account and to pay the transactional expenses of the Issuer.

      Section 3.14. Master Servicer's Obligations. The Issuer shall cause the Master Servicer to comply with the Sale and Servicing Agreement, including
Section 5.07 and Articles Four and Seven thereof.

      Section 3.15. Guarantees, Loans, Advances and Other Liabilities. Except as otherwise contemplated by the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuming another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, any other interest in, or make any capital contribution to, any other Person.

      Section 3.16. Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

      Section 3.17. Restricted Payments. Except as expressly permitted by the Basic Documents, the Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Master Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (A) distributions to the Master Servicer, the Owner Trustee and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or the Trust Agreement and (B) payments to the Trustee and the Owner Trustee pursuant to Section 1(a)(ii) of the Administration Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the other Basic Documents.

      Section 3.18. Notice of Events of Default. The Issuer agrees to give the Trustee and each Rating Agency prompt written notice of each Event of Default hereunder and each default on the part of the Master Servicer or the Seller of their respective obligations under the Sale and Servicing Agreement.

      Section 3.19. Further Instruments and Acts. Upon request of the Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

      Section 3.20. Compliance with Laws. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other Basic Document.

      Section 3.21. Amendments of Sale and Servicing Agreement and Trust Agreement. The Issuer shall not agree to any amendment to Section 10.01 of the Sale and Servicing Agreement or Section 11.01 of the Trust Agreement to eliminate the requirements thereunder that the Trustee or the Holders of the Notes consent to amendments thereto as provided therein.

      Section 3.22. Removal of Administrator. For so long as any Notes are Outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

      Section 3.23. Representations and Warranties of Issuer. The Issuer hereby makes the following representations and warranties on which the Trustee is deemed to have relied. Such representations and warranties speak as of the execution and delivery of this Indenture and as of the Closing Date, but shall survive the pledge of the Issuer to the Indenture Trustee pursuant to this Indenture. The representations and warranties below may not be waived.

            (i) Security Interest. This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Contracts in favor of the Trustee, which security interest is prior to all other Liens and is enforceable as such as against creditors of and purchasers from the Issuer.

            (ii) Chattel Paper. Each Contract constitutes "tangible chattel paper" as defined in the applicable UCC; provided, however, that upon satisfaction of the Rating Agency Condition, a Contract may constitute "electronic chattel paper" as defined in the applicable UCC.

            (iii) Perfection. The Issuer has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Contracts granted to the Trustee hereunder.

            (iv) Priority. Other than the security interest granted to the Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Contracts. The Issuer has not authorized the filing of and is not aware of any financing statements against Issuer that include a description of collateral covering the Contracts other than any financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated.

            (v) Tax Lien. The Issuer is not aware of any judgment or tax lien filings against it.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

      Section 4.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.05, 3.07, 3.08, 3.10, 3.12, 3.13, 3.20 and 3.21, (v) the rights, obligations and immunities of the Trustee hereunder (including the rights of the Trustee under Section 6.07 and the obligations of the Trustee under Section 4.02) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, which shall survive the Class D Final Scheduled Distribution Date and extend through any preference period applicable with respect to the Notes or any payments made in respect of the Notes, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

            (A) either

                  (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.05 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in
            Section 3.03) have been delivered to the Trustee for cancellation;
            or

                  (2) all Notes not theretofore delivered to the Trustee for cancellation

                        (i) have become due and payable,

                        (ii) will become due and payable at the Class D Final
                  Scheduled Distribution Date within one year or

                        (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer,

            and the Issuer, in the case of clauses (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Trustee cash or direct obligations of or obligations guaranteed by the United States (which will mature prior to the date such amounts are payable), in trust in an Eligible Account for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation when due to the related Final Scheduled Distribution Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.01(a)), as the case may be;

            (B) the Issuer has paid or performed or caused to be paid or performed all amounts and obligations which the Issuer may owe to or on behalf of the Trustee for the benefit of the Noteholders under this Indenture or the Notes; and

            (C) the Issuer has delivered to the Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA, the Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.01(a) and, subject to Section 11.02, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with (and, in the case of the foregoing Officer's Certificate, stating that the Rating Agency Condition has been satisfied).

      Section 4.02. Application of Trust Money. All monies deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest and all other amounts due under this Indenture and the Basic Documents; but such monies need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by applicable law.

      Section 4.03. Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent other than the Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Trustee to be held and applied according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

                                  ARTICLE FIVE

                                    REMEDIES

      Section 5.01. Events of Default. "Event of Default", wherever used herein, means the occurrence of any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (i) default by the Issuer in the payment of any interest on any Note of the Controlling Class when the same becomes due and payable, and such default shall continue for a period of five days or more;

            (ii) default by the Issuer in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, including with respect to each Class of Notes, the Final Scheduled Distribution Date for such Class;

            (iii) default in the observance or performance of any material covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture, any other Basic Document or in any certificate or other writing delivered pursuant hereto or in connection herewith proves to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes of the Controlling Class, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

            (iv) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

            (v) the commencement by the Issuer of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the

      Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

      The Issuer shall deliver to the Trustee, within five days after obtaining knowledge of the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii) above, its status and what action the Issuer is taking or proposes to take with respect thereto.

      Section 5.02. Rights upon Event of Default.

      (a) If an Event of Default shall have occurred and be continuing, the Trustee may, or if so requested in writing by Holders of Notes representing at least a majority of the Outstanding Amount of the Notes of the Controlling Class, upon prior written notice to each Rating Agency, shall declare by written notice to the Issuer that the Notes become, whereupon they shall become, immediately due and payable at par, together with accrued interest thereon and all other amounts due hereunder. Notwithstanding anything to the contrary in this paragraph, if an Event of Default specified in Section 5.01(iv) or (v) shall occur and be continuing the Notes shall become immediately due and payable at par, together with accrued interest thereon and all other amounts payable hereunder, without any declaration or other act on the part of the Trustee or any Holder of the Notes. Payments on the Notes upon a declaration of acceleration of maturity pursuant to this Section shall be made in accordance with Section 2.07(c).

      (b) At any time after a declaration of acceleration of maturity has been made and before a judgment or decree for payment of the amount due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of Notes representing a majority of the Outstanding Amount of the Notes of the Controlling Class, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

            (i) the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

                  (A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                  (B) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel and other amounts due and owing to the Trustee pursuant to Section 6.07; and

            (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

      No such rescission shall affect any subsequent default or impair any right consequent thereto.

      Section 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee.

      (a) The Issuer covenants that if the Notes are accelerated following the occurrence of an Event of Default, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, at the related Interest Rate and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Interest Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel.

      (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Notes, wherever situated, the monies adjudged or decreed to be payable.

      (c) If an Event of Default occurs and is continuing, the Trustee may, as more particularly provided in Section 5.04, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

      (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

            (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

            (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

            (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Trustee on their behalf; and

            (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee or the Holders of Notes allowed in any Proceedings relative to the Issuer, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

      (e) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

      (f) All rights of action and of asserting claims under this Indenture or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

      (g) In any Proceedings brought by the Trustee (including any Proceedings involving the interpretation of any provision of this Indenture), the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

      Section 5.04. Remedies. If an Event of Default shall have occurred and be continuing the Trustee may (subject to Sections 5.02 and 5.05):

            (i) institute Proceedings in its own name and as or on behalf of a trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes amounts then payable and adjudged due;

            (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

            (iii) exercise any remedies of a secured party under the UCC and any other remedy available to the Trustee and take any other appropriate action to protect and enforce the rights and remedies of the Trustee on behalf of the Noteholders under this Indenture or the Notes; and

            (iv) sell or otherwise liquidate, or direct the Master Servicer to sell or otherwise liquidate, the Trust Estate or any portion thereof or rights or interests therein, at one or more public or private sales called and conducted in any manner permitted by law and deliver the proceeds of such sale or liquidation to the Trustee for distribution in accordance with the terms of this Indenture; provided, however, that, except as otherwise provided in the immediately succeeding sentence, no such sale or liquidation can be made if the proceeds of such sale or liquidation distributable to the Noteholders are not sufficient to pay all outstanding principal of and accrued interest on the Notes.

      Notwithstanding the foregoing, the Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default described in Section 5.01(iii) unless (A) the Holders of 100% of the Outstanding Amount of the Notes of the Controlling Class consent thereto, (B) the proceeds of such sale or liquidation are sufficient to pay in full all amounts then due and unpaid on such Notes in respect of principal and interest or (C) the Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, the Trustee provides prior written notice of such sale or liquidation to each Rating Agency and Holders of at least 66 2/3% of the Outstanding Amount of the Notes of the Controlling Class consent to such sale or liquidation. In determining such sufficiency or insufficiency with respect to clauses (B) and (C) of this paragraph, the Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

      Section 5.05. Optional Preservation of the Contracts. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Trustee may, but need not, elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and the Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

      Section 5.06. Priorities.

      (a) If the Trustee collects any money or property pursuant to this Article, it shall deposit all amounts payable to Holders of the Notes into the Note Distribution Account and distribute such amounts to the such Holders in the order and priority set forth in Section 2.07(c).

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

      (b) The Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date, the Issuer shall mail to each Noteholder and the Trustee a notice that states the record date, the payment date and the amount to be paid.

      Section 5.07. Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

            (ii) the Holders of not less than 25% of the Outstanding Amount of the Notes of the Controlling Class have made written request to the Trustee to institute such Proceeding in respect of such Event of Default in its own name as Trustee hereunder;

            (iii) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

            (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

            (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes of the Controlling Class.

It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

      In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes of the Controlling Class, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

      Section 5.08. Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

      Section 5.09. Restoration of Rights and Remedies. If the Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such

Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee or to such Noteholder, then and in every such case the Issuer, the Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

      Section 5.10. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      Section 5.11. Delay or Omission Not a Waiver. No delay or omission of the Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

      Section 5.12. Control by Noteholders of Controlling Class. The Holders of a majority of the Outstanding Amount of the Notes of the Controlling Class shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee with respect to the Notes or exercising any trust or power conferred on the Trustee; provided that:

            (i) such direction shall not be in conflict with any rule of law or with this Indenture;

            (ii) subject to the terms of Section 5.04, any direction to the Trustee to sell or liquidate the Trust Estate shall be by the Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes of the Controlling Class;

            (iii) if the conditions set forth in Section 5.05 have been satisfied and the Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes of the Controlling Class to sell or liquidate the Trust Estate shall be of no force and effect; and

            (iv) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section, subject to
Section 6.01, the Trustee need not take any action that it determines, in its sole discretion, might involve it in incurring liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

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

      Section 5.13. Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Holders of Notes of not less than a majority of the Outstanding Amount of the Notes of the Controlling Class may waive any past Default or Event of Default and its consequences except a Default or Event of Default (i) in payment of principal of or interest on any of the Notes or (ii) in respect of a covenant or provision hereof which cannot be supplemented, modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto. The Issuer shall notify each Rating Agency of any waiver of a Default or Event of Default.

      Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

      Section 5.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (i) any suit instituted by the Trustee, (ii) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes (or, in the case of a right or remedy under this Indenture which is instituted by the Controlling Class, more than 10% of the Outstanding Amount of the Notes of the Controlling Class) or (iii) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

      Section 5.15. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantages of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

      Section 5.16. Action on Notes. The Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Trustee shall be applied in accordance with Section 5.06.

      Section 5.17. Performance and Enforcement of Certain Obligations.

      (a) Promptly following a request from the Trustee to do so and at the Administrator's expense, the Issuer shall take all such lawful action as the Trustee may request to compel or secure the performance and observance by the Seller and the Master Servicer as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Trustee, including the transmission of notices of default on the part of a Seller or the Master Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by such Seller or the Master Servicer of each of their obligations under the Sale and Servicing Agreement.

      (b) If an Event of Default has occurred and is continuing, the Trustee may, and at the direction (which direction shall be in writing and may include a facsimile) of the Holders of 66 2/3% of the Outstanding Amount of the Notes of the Controlling Class shall exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Master Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by a Seller or the Master Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

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

                                   ARTICLE SIX

                                   THE TRUSTEE

      Section 6.01. Duties of Trustee.

      (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and in the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs; provided, however, that if the Trustee shall assume the duties of the Master Servicer pursuant to Section 3.07(e), the Trustee in performing such duties shall use the degree of care and skill customarily exercised by a prudent institutional servicer with respect to automobile retail installment sales contracts that it services for itself or others.

      (b) Except during the continuance of an Event of Default:

            (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; however, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture and the other Basic Documents to which the Trustee is a party.

      (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct or bad faith, except that:

            (i) this paragraph does not limit the effect of Section 6.01(b);

            (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

      (d) Every provision of this Indenture that in any way relates to the Trustee is subject to subsections (a), (b) and (c) of this Section.

      (e) The Trustee shall not be liable for interest on any money received by it.

      (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by applicable law or the terms of this Indenture or the Sale and Servicing Agreement.

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

      (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

      (i) The Trustee shall, and hereby agrees that it will perform all of the obligations and duties required of it under the Sale and Servicing Agreement.

      (j) Except as otherwise required or permitted by the TIA, nothing contained herein shall be deemed to authorize the Trustee to engage in any business operations or any activities other than those set forth in this Indenture. Specifically, the Trustee shall have no authority to engage in any business operations, acquire any assets other than those specifically included in the Trust Estate under this Indenture or otherwise vary the assets held by the Issuer. Similarly, the Trustee shall have no discretionary duties other than performing those ministerial acts set forth above necessary to accomplish the purpose of the Issuer as set forth in this Indenture.

      (k) In no event shall the Trustee be liable for any indirect, special, punitive or consequential loss or damage of any kind whatsoever, including lost profits, even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

      (l) In no event shall the Trustee be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond its control, including acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, embargo, government action, including any laws, ordinances, regulations, governmental action or the like which delay, restrict or prohibit the providing of the services contemplated by this Indenture.

      Section 6.02. Rights of Trustee.

      (a) Except as otherwise provided in Section 6.02(g) and the second succeeding sentence, the Trustee may conclusively rely and shall be protected in acting upon or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, note, direction, demand, election or other paper or document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document. Notwithstanding the foregoing, the Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that shall be specifically required to be furnished pursuant to any provision of this Indenture, shall examine them to determine whether they comply as to form to the requirements of this Indenture.

      (b) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate (with respect to factual matters) or an Opinion of Counsel, as applicable. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

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

      (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

      (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

      (e) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

      (f) The Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Holders of Notes, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Trustee shall, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture with reasonable care and skill.

      (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes of the Controlling Class; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of each such investigation shall be paid by the Person making such request, or, if paid by the Trustee, shall be reimbursed by the Person making such request upon demand.

      Section 6.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee is required to comply with Sections 6.11 and 6.12.

      Section 6.04. Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Trust Estate or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee's certificate of authentication.

      Section 6.05. Notice of Defaults. If a Default occurs and is continuing and if it is known to a Responsible Officer of the Trustee, the Trustee shall mail to each Noteholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the redemption of Notes), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

      Section 6.06. Reports by Trustee to Holders. The Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns.

      Section 6.07. Compensation and Indemnity. The Issuer shall, or shall cause the Administrator to, pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall, or shall cause the Administrator to, reimburse the Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Issuer shall, or shall cause the Administrator to, indemnify the Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder. The Issuer shall, or shall cause the Administrator to, defend any such claim, and the Trustee may have separate counsel and the Issuer shall, or shall cause the Administrator to, pay the fees and expenses of such counsel. Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's negligence or bad faith.

      The Issuer's payment obligations to the Trustee pursuant to this Section shall survive the discharge of this Indenture or the resignation or removal of the Trustee; provided, however, that neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's negligence or bad faith. When the Trustee incurs expenses after the occurrence of an Event of Default specified in
Section 5.01(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

      Section 6.08. Replacement of Trustee. The Trustee may resign at any time by so notifying the Issuer and the Master Servicer. The Issuer shall remove the Trustee if:

            (i) the Trustee fails to comply with Section 6.11;

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

            (ii) a court having jurisdiction in the premises in respect of the Trustee in an involuntary case or proceeding under federal or State banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Trustee or for any substantial part of the Trustee's property, or ordering the winding-up or liquidation of the Trustee's affairs, provided any such decree or order shall have continued unstayed and in effect for a period of 30 consecutive days;

            (iii) the Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or State bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator or other similar official for the Trustee or for any substantial part of the Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing;

            (iv) the Trustee otherwise becomes incapable of acting; or

            (v) the Trustee breaches any representation, warranty or covenant made by it under any Basic Document (including any failure or delay in the performance of any of its obligations because of circumstances beyond its control, as contemplated by Section 6.01(l).

      If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer shall promptly appoint a successor Trustee.

      A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The Issuer or the successor Trustee shall mail a notice of its succession to Noteholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee.

      If a successor Trustee does not take office within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer or the Holders of a majority of the Outstanding Amount of the Notes of the Controlling Class may petition any court of competent jurisdiction for the appointment of a successor Trustee.

      If the Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

      Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to this Section and payment of all fees and expenses owed to the outgoing Trustee. Notwithstanding the replacement of the Trustee pursuant to this Section, the retiring Trustee shall be entitled to payment or reimbursement of such amounts as such Person is entitled pursuant to Section 6.07.

      Section 6.09. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section
6.11. The Trustee shall provide each Rating Agency prompt notice of any such transaction. If, at the time such merger, conversion or consolidation any of the Notes have been authenticated but not delivered, the successor trustee may adopt the certificate of authentication of the predecessor trustee and deliver such Notes so authenticated; and if at that time any of the Notes have not been authenticated, the successor to the Trustee may authenticate those Notes either in the name of the predecessor trustee hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force such a certificate may have in the Notes or in this Indenture.

      Section 6.10. Appointment of Co-Trustee or Separate Trustee.

      (a) Notwithstanding any other provision of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Trustee and the Administrator acting jointly shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee and the Administrator may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08.

      (b) Every separate trustee and co-trustee shall, to the extent permitted by applicable law, be appointed and act subject to the following provisions and conditions:

            (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Issuer or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

            (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

            (iii) the Trustee and the Administrator may at any time accept the resignation of or remove any separate trustee or co-trustee.

      (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of co-appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Administrator.

      (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this Indenture, the appointment of any separate trustee or co-trustee shall not relieve the Trustee of its obligations and duties under this Indenture.

      Section 6.11. Eligibility; Disqualification.

      (a) The Trustee shall at all times satisfy the requirements of TIA Section 310(a) and shall in addition have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

      (b) If the long term debt rating of the Trustee shall not be at least "Baa3" from Moody's and "BBB-" from each of Standard & Poor's and Fitch, the Rating Agencies shall be given notice of such lower long-term debt rating.

      Section 6.12. Preferential Collection of Claims Against Issuer. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

      Section 6.13. Representations and Warranties of Trustee. The Trustee hereby makes the following representations and warranties on which the Issuer and Noteholders shall rely:

            (i) the Trustee is a corporation duly organized, validly existing and in good standing under the laws of its place of incorporation; and

            (ii) the Trustee has full power, authority and legal right to execute, deliver, and perform this Indenture and shall have taken all necessary action to authorize the execution, delivery and performance by it of this Indenture.

      Section 6.14. Sales Finance Licenses. The Issuer shall take such action as, in its reasonable judgment, shall be necessary to maintain the effectiveness of all sales finance company licenses required under the Maryland Code Annotated, Financial Institutions Section 11-401 et seq. and all licenses required under the Pennsylvania Motor Vehicle Sales Finance Act in connection with this Indenture and the transactions contemplated hereby until the lien and security interest of this Indenture shall no longer be in effect in accordance with the terms hereof.

                                  ARTICLE SEVEN

                         NOTEHOLDERS' LISTS AND REPORTS

      Section 7.01. Issuer to Furnish Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Trustee (i) not more than five days after each Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date and (ii) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Note Registrar, no such list shall be required to be furnished.

      Section 7.02. Preservation of Information; Communications to Noteholders.

      (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

      (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

      (c) The Issuer, the Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

      Section 7.03. Reports by Issuer.

      (a) The Issuer shall:

            (i) file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

            (ii) file with the Trustee and the Commission in accordance with the rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

            (iii) supply to the Trustee (and the Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this

      Section 7.03(a) as may be required by rules and regulations prescribed from time to time by the Commission.

      (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

      Section 7.04. Reports by Trustee. To the extent that any of the events described in TIA Section 313(a) shall have occurred, the Trustee shall, within 60 days after each December 15 beginning with December 15, 2004, mail to the each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b).

      A copy of each report at the time of its mailing to Noteholders shall be filed by the Trustee with the Commission and with each stock exchange, if any, on which the Notes are listed and of which listing the Trustee has been informed. The Issuer shall notify the Trustee if and when the Notes are listed on any stock exchange.

                                  ARTICLE EIGHT

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

      Section 8.01. Collection of Money. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article Five.

      Section 8.02. Trust Accounts.

      (a) On or prior to the Closing Date, the Issuer shall cause the Master Servicer to establish and maintain, in the name of the Trustee, for the benefit of the Noteholders and the Certificateholders, the Trust Accounts as provided in
Section 5.01 of the Sale and Servicing Agreement.

      (b) All Net Collections with respect to each Collection Period will be deposited in the Collection Account as provided in Section 5.02 of the Sale and Servicing Agreement. On the Business Day immediately preceding each Distribution Date, all amounts required to be deposited in the Note Distribution Account with respect to the preceding Collection Period pursuant to Section 5.05 of the Sale and Servicing Agreement will be transferred from the Collection Account or, to the extent required, the Spread Account to the Note Distribution Account.

      (c) Subject to Section 2.07(c), on each Distribution Date, the Trustee shall distribute all amounts on deposit in the Note Distribution Account in respect of such Distribution Date to Noteholders in respect of the Notes to the extent of amounts due and unpaid on the Notes for principal and interest in the amounts and priority set forth in Section 5.05 of the Sale and Servicing Agreement.

      Section 8.03. General Provisions Regarding Accounts.

      (a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested in Eligible Investments and reinvested by the Trustee upon receipt of an Issuer Order, subject to the provisions of Section 5.01(b) of the Sale and Servicing Agreement. Except as otherwise provided in Section 5.01(b) of the Sale and Servicing Agreement, all income or other gain from investments of monies deposited in such Trust Accounts shall be deposited by the Trustee in the related Trust Account and any loss resulting from such investments shall be charged to the related Trust

Account. The Issuer will not direct the Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Trustee to make any such investment or sale, if requested by the Trustee, the Issuer shall deliver to the Trustee an Opinion of Counsel, acceptable to the Trustee, to such effect.

      (b) Subject to Section 6.01(c), the Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Trustee's failure to make payments on such Eligible Investments issued by the Trustee, in its commercial capacity as principal obligor and not as Trustee, in accordance with their terms.

      (c) If (i) the Issuer shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Trustee by 11:00 a.m., New York City time (or such other time as may be agreed by the Issuer and Trustee), on any Business Day, (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes have not been declared due and payable pursuant to Section 5.02 or (iii) if such Notes have been declared due and payable following an Event of Default but amounts collected or receivable from the Trust Estate are being applied in accordance with Section
5.05 as if there had not been such a declaration, then the Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in one or more Eligible Investments.

      Section 8.04. Release of Trust Estate.

      (a) Subject to the payment of its fees and expenses pursuant to Section 6.07, the Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this Article shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or the application of any monies.

      (b) The Trustee shall, at such time as there are no Notes Outstanding and all sums due the Trustee pursuant to Section 6.07 have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Trustee shall release property from the lien of this Indenture pursuant to this Section 8.04(b) only upon receipt of an Issuer Request accompanied by (i) an Officer's Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided in this Indenture have been complied with and (ii) if required by the TIA, Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.01.

      Section 8.05. Opinion of Counsel. The Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.04(a), accompanied by copies of any instruments involved, and the Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

      Section 9.01. Supplemental Indentures Without Consent of Noteholders.

      (a) Without the consent of the Holders of any Notes but with prior notice to each Rating Agency, the Issuer and the Trustee, when authorized by an Issuer Order, and the other parties hereto at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Trustee, for any of the following purposes:

            (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or to assure, convey or confirm unto the Trustee any property subject or required to be subjected to the lien created by this Indenture, or to subject to the lien created by this Indenture additional property;

            (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

            (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

            (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee;

            (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or the other Basic Documents or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture that shall not be inconsistent with the provisions of this Indenture; provided that such action shall not adversely affect the interests of the Holders of the Notes or result in the creation of a new security;

            (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article Six; or

            (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may he expressly required by the TIA.

      The Trustee is hereby authorized to join in the exemption of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

      (b) The Issuer and the Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action must satisfy the Rating Agency Condition and shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder or result in the creation of a new security.

      Section 9.02. Supplemental Indentures With Consent of Noteholders. The Issuer and the Trustee, when authorized by an Issuer Order, and with the consent of the Holders of not less than 66 2/3% of the Outstanding Amount of the Notes of the Controlling Class may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action must satisfy the Rating Agency Condition and no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

            (i) change the Final Scheduled Distribution Date of any Class of Notes or the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article Five, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

            (ii) reduce the percentage of the Outstanding Amount of the Notes or the Notes of the Controlling Class, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

            (iii) modify or alter (A) the provisions of the second proviso to the definition of the term "Outstanding" or (B) the definition of "Controlling Class";

            (iv) reduce the percentage of the Outstanding Amount of the Notes or the Notes of the Controlling Class required to direct the Trustee to sell or liquidate the Trust Estate pursuant to Section 5.04 or amend the provisions of this Article which specify the percentage of the Outstanding Amount of the Notes or the Notes of the Controlling Class, as applicable, required to amend this Indenture or the other Basic Documents;

            (v) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

            (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

            (vii) permit the creation of any lien ranking prior to or on a parity with the lien created by this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien created by this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien created by this Indenture, and provided further that any such action will not, as evidenced by an Opinion of Counsel satisfactory to the Trustee, result in the creation of a new security.

      The Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

      It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

      Promptly after the execution by the parties hereto of any supplemental indenture pursuant to this Section, the Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

      Section 9.03. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive and, subject to Sections 6.01 and 6.02 shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

      Section 9.04. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the parties hereto and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      Section 9.05. Conformity With Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

      Section 9.06. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                  ARTICLE TEN

                               REDEMPTION OF NOTES

      Section 10.01. Redemption.

      (a) In the event that the Seller, pursuant to Section 9.01(a) of the Sale and Servicing Agreement, purchases all the remaining Contracts of the Trust, the Notes are subject to redemption on the Distribution Date on which such repurchase occurs, for a purchase price equal to the Redemption Price; provided, however, that the Issuer has available funds sufficient to pay the Redemption Price. The Seller, the Master Servicer or the Issuer shall furnish each Rating Agency notice of such redemption. If the Notes are to be redeemed pursuant to this Section 10.01 (a), the Master Servicer or the Issuer shall furnish notice of such election to the Trustee not later than 20 days prior to the Redemption Date and the Master Servicer shall deposit the proceeds from the purchase of the Contracts of the Trust received from the Seller or the Certificateholders, as the case may be, into the Collection Account, whereupon the Trustee, at the direction of the Master Servicer, shall deposit the Redemption Price of the Notes to be redeemed, whereupon all such Notes shall be due and payable in accordance with Section 9.01(e) of the Sale and Servicing Agreement on the Redemption Date upon the furnishing of a notice complying with
Section 10.02 to each Holder of the Notes.

      (b)   In the event that the assets of the Issuer are sold pursuant to
Section 5.04 of this Indenture, the proceeds of such sale shall be distributed as provided in Section 5.06(a). If amounts are to be paid to Noteholders pursuant to this Section 10.01(b), the Master Servicer or the Issuer shall, to the extent practicable, furnish notice of such event to the Trustee not later than 20 days prior to the Redemption Date whereupon all such amounts shall be payable on the Redemption Date.

      Section 10.02. Form of Redemption Notice.

      (a) Notice of redemption under Section 10.01(a) shall be given by the Trustee by first-class mail, postage prepaid, mailed not less than 20 days prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register. In addition, the Administrator shall notify the Rating Agencies upon the redemption of any Class of Notes, pursuant to Section 1(a)(i) of the Administration Agreement.

      All notices of redemption shall state:

            (i)   the Redemption Date;

            (ii)  the Redemption Price;

            (iii) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02); and

            (iv) that on the Redemption Date, the Redemption Price will become due and payable upon each Note and that interest thereon shall cease to accrue from and after the Redemption Date.

            Notice of redemption of the Notes shall be given by the Trustee in the name and at the expense of the Issuer. Failure to give any required notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

      (b)   Notwithstanding the foregoing, prior notice of redemption under
Section 10.01(b) is not required to be given to Noteholders.

      Section 10.03. Notes Payable on Redemption Date. The Notes or portions thereof to be redeemed shall, following notice of redemption (if any) as required by Section 10.02, on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

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

                                 ARTICLE ELEVEN

                                  MISCELLANEOUS

      Section 11.01. Compliance Certificates and Opinions, etc.

      (a) Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section. Notwithstanding the foregoing, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

            (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

      (b) (i) Prior to the deposit of any Collateral or other property or securities with the Trustee that is to be made the basis for the release of any property subject to the lien created by this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.01(a) or elsewhere in this Indenture, furnish to the Trustee an Officer's Certificate certifying or stating the opinion of the signer thereof such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

            (ii) Whenever the Issuer is required to furnish to the Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the property to be so deposited and of all other such property made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the Officer's Certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such Officer's Certificate need not be furnished with respect to any property so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

            (iii) Other than with respect to any release described in clause (A) or (B) of Section 11.01(b)(v), whenever any property or securities are to be released from the lien created by this Indenture, the Issuer shall also furnish to the Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security created by this Indenture in contravention of the provisions hereof.

            (iv) Whenever the Issuer is required to furnish to the Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property (other than property described in clauses (A) or (B) of Section 11.01(b)(v)) or securities released from the lien created by this Indenture since the commencement of the then current fiscal year, as set forth in the Officer's Certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such Officer's Certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

            (v) Notwithstanding Section 2.12 or any other provision of this Section, the Issuer may, without compliance with the other provisions of this Section, (A) collect, liquidate, sell or otherwise dispose of the Contracts as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents, so long as the Issuer shall deliver to the Trustee every six months, commencing December 15, 2004, an Officer's Certificate stating that all the dispositions of Collateral described in clauses (A) or (B) that occurred during the preceding six calendar months were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

      Section 11.02. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Master Servicer, a Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Master Servicer, such Seller or the Issuer, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      Whenever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article Six.

      Section 11.03. Acts of Noteholders.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Trustee deems sufficient.

      (c)   The ownership of Notes shall be provided by the Note Register.

      (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the
registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

      Section 11.04. Notices, etc., to Trustee, Issuer and Rating Agencies.

      (a) Any request, demand, authorization, direction, notice, consent, waiver, communication or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and addressed as follows:

      (i)   if to the Trustee, by any Noteholder or by the Issuer, to:

            Deutsche Bank Trust Company Americas
            60 Wall Street - 26th Floor
            MS NYC60-2606
            New York, New York  10005
            Attention: Corporate Trust & Agency Services - Structured Finance Services

      or any other address as shall be designated by written notice to the other parties.

      (ii)  if to the Issuer, by the Trustee or by any Noteholder, to:

            WFS Financial 2004-2 Owner Trust
            Chase Manhattan Bank USA, National Association
            c/o JPMorgan Chase
            500 Stanton Christiana Rd., OPS4 /3rd Floor
            Newark, Delaware  19713
            Attention:  Institutional Trust Services

      or any other address furnished in writing to the Trustee by the Issuer.

      (b) Any notice required to be given to the Rating Agencies hereunder shall be in writing and addressed as follows:

      (i)   if to Moody's, to:

            Moody's Investors Service, Inc.
            ABS Monitoring Department
            99 Church Street
            New York, New York  10007

      (ii)  if to Standard & Poor's, to:

            Standard & Poor's
            55 Water Street
            New York, New York  10041
            Attention: Asset Backed Surveillance Department

      (iii) if to Fitch, to:

            Fitch Ratings
            One State Street Plaza
            New York, New York  10004
            Attention: Asset Backed Securities - Auto Group, 32nd Floor; 55 Water Street
            New York, New York  10041
            Attention: Asset Backed Surveillance Department

      or as to any of the foregoing, at such other address as shall be designated by written notice to the other parties.

      Section 11.05. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

      Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

      In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event of Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

      Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default

      Section 11.06. Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Trustee a copy of each such agreement and the Trustee will cause payments to be made and notices to be given in accordance with such agreements.

      Section 11.07. Conflict With Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

      The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

      Section 11.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      Section 11.09. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successors, co-trustees and agents.

      Section 11.10. Severability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 11.11. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      Section 11.12. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

      Section 11.13. Governing Law. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS INDENTURE SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, EXCEPT THAT THE DUTIES OF THE TRUSTEE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      Section 11.14. Counterparts. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      Section 11.15. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trustee or any other counsel reasonably acceptable to the Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Trustee under this Indenture.

      Section 11.16. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficiary interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Trustee or of any successor or assign of the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement.

      Section 11.17. No Petition. The parties hereto, by entering into this Indenture, and each Noteholder, by accepting a Note or a beneficial interest in a Note, hereby covenant and agree that they will not at any time institute against either Seller or the Issuer, or join in any institution against either Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

      Section 11.18. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested, the Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by applicable law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

      Section 11.19. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Chase Manhattan Bank USA, National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Chase Manhattan Bank USA, National Association in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner

Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement.

      Section 11.20. Limitation on Recourse Against WFSRC3. Notwithstanding anything to the contrary contained in this Indenture, the obligations of WFSRC3 under the Basic Documents are solely the corporate obligations of WFSRC3, and shall be payable by WFSRC3, solely as provided the Basic Documents. WFSRC3 shall only be required to pay (i) any fees, expenses, indemnities or other liabilities that it may incur under the Basic Documents from funds available pursuant to, and in accordance with, the payment priorities set forth in this Indenture and
(ii) to the extent WFSRC3 has additional funds available (other than funds described in the preceding clause (i)) that would be in excess of amounts that would be necessary to pay the debt and other obligations of WFSRC3 incurred in accordance with WFSRC3's certificate of incorporation and all financing documents to which WFSRC3 is a party. The agreement set forth in the preceding sentence shall constitute a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code. In addition, no amount owing by WFSRC3 hereunder in excess of the liabilities that it is required to pay in accordance with the preceding sentence shall constitute a "claim" (as defined in Section 101(5) of the Bankruptcy Code) against it.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and delivered as of the day and year first above written.

                                WFS FINANCIAL 2004-2 OWNER TRUST

                                By: CHASE MANHATTAN BANK USA,
                                    NATIONAL ASSOCIATION,
                                    not in its individual capacity but solely on
                                    behalf of the Issuer as Owner Trustee under
                                    the Trust Agreement



                                By: ____________________________________________
                                    Name:
                                    Title:

                                DEUTSCHE BANK TRUST COMPANY
                                AMERICAS, not in its individual capacity but solely as Trustee



                                By: ____________________________________________
                                    Name:
                                    Title:

                                                                      SCHEDULE A

                              SCHEDULE OF CONTRACTS

Omitted -- Schedules of Contracts on file at the offices of the Seller, the Master Servicer and the Owner Trustee.

                                                                       EXHIBIT A

                      FORM OF SALE AND SERVICING AGREEMENT

                                                                       EXHIBIT B

                        FORM OF NOTE DEPOSITORY AGREEMENT

                                                                       EXHIBIT C

                             FORM OF CLASS A-1 NOTE

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

      THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        WFS FINANCIAL 2004-2 OWNER TRUST

                             1.1668% CLASS A-1 NOTE

REGISTERED                                                          $240,000,000

No. R-A1                                                    USIP NO. 929274 AA 6

      WFS Financial 2004-2 Owner Trust, a statutory trust organized and existing under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Two Hundred Forty Million Dollars ($240,000,000), payable to the extent described in the Indenture referred to on the reverse hereof on each Distribution Date; provided, however, that the entire unpaid principal amount of this Note shall be payable on the earlier of May 20, 2005 (the "Class A-1 Final Scheduled Distribution Date") and the Redemption Date, if any, selected pursuant to the Indenture.

      The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), or on the Closing Date in the case of the first Distribution Date or if no interest has yet been paid, subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Distribution

Date from, and including, the prior Distribution Date on which interest has been paid to but excluding the current Distribution Date or, in the case of the first Distribution Date or if no interest has yet been paid, from, and including, May 27, 2004. The Issuer shall pay interest on overdue installments of interest at the Class A-1 Rate to the extent lawful. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed during the related Interest Period. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as set forth below.

Date:  May 27, 2004             WFS FINANCIAL 2004-2 OWNER TRUST

                                By: CHASE MANHATTAN BANK USA,
                                    NATIONAL ASSOCIATION,
                                    not in its individual capacity but solely on
                                    behalf of the Issuer as Owner Trustee, under
                                    the Trust Agreement

                                By: ____________________________________________
                                    Name:
                                    Title:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                DEUTSCHE BANK TRUST COMPANY
                                AMERICAS,
                                not in its individual capacity but solely as Trustee

                                By: ____________________________________________
                                            Authorized Signatory

                           [REVERSE OF CLASS A-1 NOTE]

      This Note is one of a duly authorized issue of Auto Receivable
Backed Notes of the Issuer, designated as its 1.1668% Class A-1 Notes (the "Class A-1 Notes"), all issued under an Indenture, dated as of May 1, 2004 (the "Indenture"), between the Issuer and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

      The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes (collectively, the "Notes") are and, except as otherwise provided in the Indenture and the Sale and Servicing Agreement, will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

      Principal payable on the Class A-1 Notes will be paid on each Distribution Date in the amount specified in the Indenture and in the Sale and Servicing Agreement. As described above, the entire unpaid principal amount of this Note will be payable on the earlier of the Class A-1 Final Scheduled Distribution Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, under certain circumstances, the entire unpaid principal amount of the Class A-1 Notes shall be due and payable following the occurrence and continuance of an Event of Default, as described in the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Class A-1 Noteholders entitled thereto.

      Payments of principal and interest on this Note due and payable on each Distribution Date or Redemption Date shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date or Redemption Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the remaining unpaid principal amount of this Note on a Distribution Date or Redemption Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date or Redemption Date by notice mailed within 20 days of such Distribution Date or Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the office of the Trustee's agent appointed for such purposes located in The City of New York.

      As provided in the Indenture, the Notes may be redeemed pursuant to the Indenture, in whole, but not in part, at the option of the Seller, on any Distribution Date following the last day of a Collection Period as of which the Aggregate Principal Balance is less than or equal to $150,000,000.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Trustee or of any successor or assign of the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

      The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

      Prior to the due presentment for registration of transfer of this Note, the Issuer and the Trustee and any agent of the Issuer and the Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing at least 66 2/3% of the Outstanding Amount of the Notes of Controlling Class. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes or the Notes of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

      The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

      This Note and the Indenture shall be construed in accordance with the laws of the State of California, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws, except that the duties of the Trustee under the Indenture shall be governed by New York law.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                                                                       EXHIBIT D
                             FORM OF CLASS A-2 NOTE

      THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A-1 NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

      THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        WFS FINANCIAL 2004-2 OWNER TRUST

                              2.03% CLASS A-2 NOTE

REGISTERED                                                          $400,000,000

No. R-A2-1                                                 CUSIP NO. 929274 AB 4

      WFS Financial 2004-2 Owner Trust, a statutory trust organized and existing under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Four Hundred Million Dollars ($400,000,000), payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $400,000,000 and the denominator of which is $515,000,000 by (ii) the aggregate principal amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-2 Notes pursuant to the extent described in the Indenture referred to on the reverse hereof; provided, however, that the entire unpaid principal amount of this Note shall be payable on the earlier of October 22, 2007 (the "Class A-2 Final Scheduled Distribution Date") and the Redemption Date, if any, selected pursuant to the Indenture. No payments of principal of the Class A-2 Notes shall be made until the principal amount of the Class A-1 Notes has been reduced to zero.

      The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), or on the Closing Date in the case of the first Distribution Date or if no interest has yet been paid, subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Distribution Date from, and including, the 20th day of the month of the prior Distribution Date on which interest has been paid to, but excluding, the 20th day of the month of the current Distribution Date or, in the case of the first Distribution Date or if no interest has yet been paid, from, and including, May 27, 2004. The Issuer shall pay interest on overdue installments of interest at the Class A-2 Rate to the extent lawful. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as set forth below.

Date:  May 27, 2004             WFS FINANCIAL 2004-2 OWNER TRUST

                                By: CHASE MANHATTAN BANK USA,
                                    NATIONAL ASSOCIATION,
                                    not in its individual capacity but solely on
                                    behalf of the Issuer as Owner Trustee, under
                                    the Trust Agreement



                                By: ____________________________________________
                                    Name:
                                    Title:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                DEUTSCHE BANK TRUST COMPANY
                                AMERICAS,
                                not in its individual capacity but solely as Trustee,

                                By: ____________________________________________
                                              Authorized Signatory

                           [REVERSE OF CLASS A-2 NOTE]

      This Note is one of a duly authorized issue of Auto Receivable Backed Notes of the Issuer, designated as its 2.03% Class A-2 Notes (the "Class A-2 Notes"), all issued under an Indenture, dated as of May 1, 2004 (the "Indenture"), between the Issuer and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

      The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes (collectively, the "Notes") are and, except as otherwise provided in the Indenture and the Sale and Servicing Agreement, will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

      Principal payable on the Class A-2 Notes will be paid on each Distribution Date in the amount specified in the Indenture and in the Sale and Servicing Agreement. As described above, the entire unpaid principal amount of this Note will be payable on the earlier of the Class A-2 Final Scheduled Distribution Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, under certain circumstances, the entire unpaid principal amount of the Class A-2 Notes shall be due and payable following the occurrence and continuance of an Event of Default, as described in the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Class A-2 Noteholders entitled thereto.

      Payments of principal and interest on this Note due and payable on each Distribution Date or Redemption Date shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date or Redemption Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the remaining unpaid principal amount of this Note on a Distribution Date or Redemption Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date or Redemption Date by notice mailed within 20 days of such Distribution Date or Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the office of the Trustee's agent appointed for such purposes located in The City of New York.

      As provided in the Indenture, the Notes may be redeemed pursuant to the Indenture, in whole, but not in part, at the option of the Seller, on any Distribution Date following the last day of a Collection Period as of which the Aggregate Principal Balance is less than or equal to $150,000,000.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Trustee or of any successor or assign of the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

      The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

      Prior to the due presentment for registration of transfer of this Note, the Issuer and the Trustee and any agent of the Issuer and the Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing at least 66 2/3% of the Outstanding Amount of the Notes of the Controlling Class. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes or the Notes of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

      The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

      This Note and the Indenture shall be construed in accordance with the laws of the State of California, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws, except that the duties of the Trustee under the Indenture shall be governed by New York law.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                             FORM OF CLASS A-2 NOTE

      THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A-1 NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

      THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        WFS FINANCIAL 2004-2 OWNER TRUST

                              2.03% CLASS A-2 NOTE


REGISTERED                                                          $115,000,000

No. R-A2-2                                                 CUSIP NO. 929274 AB 4

      WFS Financial 2004-2 Owner Trust, a statutory trust organized and existing under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of One Hundred Fifteen Million Dollars ($115,000,000), payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $115,000,000 and the denominator of which is $515,000,000 by (ii) the aggregate principal amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-2 Notes pursuant to the extent described in the Indenture referred to on the reverse hereof; provided, however, that the entire unpaid principal amount of this Note shall be payable on the earlier of October 22, 2007 (the "Class A-2 Final Scheduled Distribution Date") and the Redemption Date, if any, selected pursuant to the Indenture. No payments of principal of the Class A-2 Notes shall be made until the principal amount of the Class A-1 Notes has been reduced to zero.

      The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), or on the Closing Date in the case of the first Distribution Date or if no interest has yet been paid, subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Distribution Date from, and including, the 20th day of the month of the prior Distribution Date on which interest has been paid to, but excluding, the 20th day of the month of the current Distribution Date or, in the case of the first Distribution Date or if no interest has yet been paid, from, and including, May 27, 2004. The Issuer shall pay interest on overdue installments of interest at the Class A-2 Rate to the extent lawful. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as set forth below.

Date:  May 27, 2004             WFS FINANCIAL 2004-2 OWNER TRUST

                                By: CHASE MANHATTAN BANK USA,
                                    NATIONAL ASSOCIATION,
                                    not in its individual capacity but solely on
                                    behalf of the Issuer as Owner Trustee, under
                                    the Trust Agreement

                                By: ____________________________________________
                                    Name:
                                    Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                 DEUTSCHE BANK TRUST COMPANY
                                 AMERICAS,
                                 not in its individual capacity but solely as Trustee,

                                 By: ___________________________________________
                                                Authorized Signatory

                           [REVERSE OF CLASS A-2 NOTE]

      This Note is one of a duly authorized issue of Auto Receivable Backed Notes of the Issuer, designated as its 2.03% Class A-2 Notes (the "Class A-2 Notes"), all issued under an Indenture, dated as of May 1, 2004 (the "Indenture"), between the Issuer and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

      The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes (collectively, the "Notes") are and, except as otherwise provided in the Indenture and the Sale and Servicing Agreement, will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

      Principal payable on the Class A-2 Notes will be paid on each Distribution Date in the amount specified in the Indenture and in the Sale and Servicing Agreement. As described above, the entire unpaid principal amount of this Note will be payable on the earlier of the Class A-2 Final Scheduled Distribution Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, under certain circumstances, the entire unpaid principal amount of the Class A-2 Notes shall be due and payable following the occurrence and continuance of an Event of Default, as described in the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Class A-2 Noteholders entitled thereto.

      Payments of principal and interest on this Note due and payable on each Distribution Date or Redemption Date shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date or Redemption Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the remaining unpaid principal amount of this Note on a Distribution Date or Redemption Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date or Redemption Date by notice mailed within 20 days of such Distribution Date or Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the office of the Trustee's agent appointed for such purposes located in The City of New York.

      As provided in the Indenture, the Notes may be redeemed pursuant to the Indenture, in whole, but not in part, at the option of the Seller, on any Distribution Date following the last day of a Collection Period as of which the Aggregate Principal Balance is less than or equal to $150,000,000.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Trustee or of any successor or assign of the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

      The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

      Prior to the due presentment for registration of transfer of this Note, the Issuer and the Trustee and any agent of the Issuer and the Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing at least 66 2/3% of the Outstanding Amount of the Notes of the Controlling Class. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes or the Notes of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

      The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

      This Note and the Indenture shall be construed in accordance with the laws of the State of California, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws, except that the duties of the Trustee under the Indenture shall be governed by New York law.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                                                                       EXHIBIT E
                             FORM OF CLASS A-3 NOTE

      THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A-1 NOTES AND THE CLASS A-2 NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

      THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        WFS FINANCIAL 2004-2 OWNER TRUST

                              2.85% CLASS A-3 NOTES


REGISTERED                                                          $210,000,000

No. R-A3                                                   CUSIP NO. 929274 AC 2

      WFS Financial 2004-2 Owner Trust, a statutory trust organized and existing under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Two Hundred Ten Million Dollars ($210,000,000), payable to the extent described in the Indenture referred to on the reverse hereof on each Distribution Date; provided, however, that the entire unpaid principal amount of this Note shall be payable on the earlier of September 22, 2008 (the "Class A-3 Final Scheduled Distribution Date") and the Redemption Date, if any, selected pursuant to the Indenture. No payments of principal of the Class A-3 Notes shall be made until the principal amount of the Class A-1 Notes and the Class A-2 Notes has been reduced to zero.

      The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), or on the Closing Date in the case of the first Distribution Date or if no interest has yet been paid, subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Distribution Date from, and including, the 20th day of the month of the prior Distribution Date on which interest has been paid to, but excluding, the 20th day of the month of the current Distribution Date or, in the case of the first Distribution Date or if no interest has yet been paid, from, and including, May 27, 2004. The Issuer shall pay interest on overdue installments of interest at the Class A-3 Rate to the extent lawful. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as set forth below.

Date:  May 27, 2004             WFS FINANCIAL 2004-2 OWNER TRUST

                                By: CHASE MANHATTAN BANK USA,
                                    NATIONAL ASSOCIATION,
                                    not in its individual capacity but solely on
                                    behalf of the Issuer as Owner Trustee, under
                                    the Trust Agreement

                                By: ____________________________________________
                                    Name:
                                    Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                DEUTSCHE BANK TRUST COMPANY
                                AMERICAS,
                                not in its individual capacity but solely as Trustee,

                                By: ____________________________________________
                                              Authorized Signatory

                           [REVERSE OF CLASS A-3 NOTE]

      This Note is one of a duly authorized issue of Auto Receivable Backed Notes of the Issuer, designated as its 2.85% Class A-3 Notes (the "Class A-3 Notes"), all issued under an Indenture, dated as of May 1, 2004 (the "Indenture"), between the Issuer and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

      The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes (collectively, the "Notes") are and, except as otherwise provided in the Indenture and the Sale and Servicing Agreement, will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

      Principal payable on the Class A-3 Notes will be paid on each Distribution Date in the amount specified in the Indenture and in the Sale and Servicing Agreement. As described above, the entire unpaid principal amount of this Note will be payable on the earlier of the Class A-3 Final Scheduled Distribution Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, under certain circumstances, the entire unpaid principal amount of the Class A-3 Notes shall be due and payable following the occurrence and continuance of an Event of Default, as described in the Indenture. All principal payments on the Class A-3 Notes shall be made pro rata to the Class A-3 Noteholders entitled thereto.

      Payments of principal and interest on this Note due and payable on each Distribution Date or Redemption Date shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date or Redemption Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the remaining unpaid principal amount of this Note on a Distribution Date or Redemption Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date or Redemption Date by notice mailed within 20 days of such Distribution Date or Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the office of the Trustee's agent appointed for such purposes located in The City of New York.

      As provided in the Indenture, the Notes may be redeemed pursuant to the Indenture, in whole, but not in part, at the option of the Seller, on any Distribution Date following the last day of a Collection Period as of which the Aggregate Principal Balance is less than or equal to $150,000,000.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Trustee or of any successor or assign of the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

      The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

      Prior to the due presentment for registration of transfer of this Note, the Issuer and the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing at least 66 2/3% of the Outstanding Amount of the Notes of the Controlling Class. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes or of the Notes of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

      The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

      This Note and the Indenture shall be construed in accordance with the laws of the State of California, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws, except that the duties of the Trustee under the Indenture shall be governed by New York law.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                                                                      EXHIBIT F

                             FORM OF CLASS A-4 NOTE

      THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A-1
NOTES, THE CLASS A-2 NOTES AND THE CLASS A-3 NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

      THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        WFS FINANCIAL 2004-2 OWNER TRUST

                              3.54% CLASS A-4 NOTE

REGISTERED                                                          $343,750,000

No. R-A4                                                   CUSIP NO. 929274 AD 0

      WFS Financial 2004-2 Owner Trust, a statutory trust organized and existing under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Three Hundred Forty Three Million Seven Hundred Fifty Thousand Dollars ($343,750,000), payable to the extent described in the Indenture referred to on the reverse hereof on each Distribution Date; provided, however, that the entire unpaid principal amount of this Note shall be payable on the earlier of November 21, 2011 (the "Class A-4 Final Scheduled Distribution Date") and the Redemption Date, if any, selected pursuant to the Indenture. No payments of principal of the Class A-4 Notes shall be made until the principal amount of the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes has been reduced to zero.

      The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), or on the Closing Date in the case of the first Distribution Date or if no interest has yet been paid, subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Distribution Date from, and including, the 20th day of the month of the prior Distribution Date on which interest has been paid to, but excluding, the 20th day of the month of the current Distribution Date or, in the case of the first Distribution Date or if no interest has yet been paid, from, and including, May 27, 2004. The Issuer shall pay interest on overdue installments of interest at the Class A-4 Interest Rate to the extent lawful. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as set forth below.

Date:  May 27, 2004             WFS FINANCIAL 2004-2 OWNER TRUST

                                By: CHASE MANHATTAN BANK USA,
                                    NATIONAL ASSOCIATION,
                                    not in its individual capacity but solely on
                                    behalf of the Issuer as Owner Trustee, under
                                    the Trust Agreement

                                By: ____________________________________________
                                    Name:
                                    Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                DEUTSCHE BANK TRUST COMPANY
                                AMERICAS,
                                not in its individual capacity but solely as Trustee

                                By: ____________________________________________
                                                Authorized Signatory

                           [REVERSE OF CLASS A-4 NOTE]

      This Note is one of a duly authorized issue of Auto Receivable Backed Notes of the Issuer, designated as its 3.54% Class A-4 Notes (the "Class A-4 Notes"), all issued under an Indenture, dated as of May 1, 2004 (the "Indenture"), between the Issuer and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

      The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes (collectively, the "Notes") are and, except as otherwise provided in the Indenture and the Sale and Servicing Agreement, will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

      Principal payable on the Class A-4 Notes will be paid on each Distribution Date in the amount specified in the Indenture and in the Sale and Servicing Agreement. As described above, the entire unpaid principal amount of this Note will be payable on the earlier of the Class A-4 Final Scheduled Distribution Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, under certain circumstances, the entire unpaid principal amount of the Class A-4 Notes shall be due and payable following the occurrence and continuance of an Event of Default, as described in the Indenture. All principal payments on the Class A-4 Notes shall be made pro rata to the Class A-4 Noteholders entitled thereto.

      Payments of principal and interest on this Note due and payable on each Distribution Date or Redemption Date shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date or Redemption Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the remaining unpaid principal amount of this Note on a Distribution Date or Redemption Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date or Redemption Date by notice mailed within 20 days of such Distribution Date or Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the office of the Trustee's agent appointed for such purposes located in The City of New York.

      As provided in the Indenture, the Notes may be redeemed pursuant to the Indenture, in whole, but not in part, at the option of the Seller, on any Distribution Date following the last day of a Collection Period as of which the Aggregate Principal Balance is less than or equal to $150,000,000.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Trustee or of any successor or assign of the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

      The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

      Prior to the due presentment for registration of transfer of this Note, the Issuer and the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing at least 66 2/3% of the Outstanding Amount of the Notes of the Controlling Class. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes or of the Notes of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

      The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

      This Note and the Indenture shall be construed in accordance with the laws of the State of California, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws, except that the duties of the Trustee under the Indenture shall be governed by New York law.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                                                                       EXHIBIT G
                              FORM OF CLASS B NOTE

      THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A-1 NOTES, THE CLASS A-2 NOTES, THE CLASS A-3 NOTES AND THE CLASS A-4 NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

      THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        WFS FINANCIAL 2004-2 OWNER TRUST

                               3.07% CLASS B NOTE

REGISTERED                                                           $56,250,000

No. R-B-1                                                  CUSIP NO. 929274 AE 8

      WFS Financial 2004-2 Owner Trust, a statutory trust organized and existing under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Fifty Six Million Two Hundred Fifty Thousand Dollars ($56,250,000), payable to the extent described in the Indenture referred to on the reverse hereof on each Distribution Date; provided, however, that the entire unpaid principal amount of this Note shall be payable on the earlier of November 21, 2011 (the "Class B Final Scheduled Distribution Date") and the Redemption Date, if any, selected pursuant to the Indenture.

      The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), or on the Closing Date in the case of the first Distribution Date or if no interest has yet been paid, subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Distribution Date from, and including, the 20th day of the month of the prior Distribution Date on which interest has been paid to, but excluding, the 20th day of the month of the current Distribution Date or, in the case of the first Distribution Date or if no interest has yet been paid, from, and including, May 27, 2004. The Issuer shall pay interest on overdue installments of interest at the Class B Interest Rate to the extent lawful. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as set forth below.

Date:  May 27, 2004             WFS FINANCIAL 2004-2 OWNER TRUST

                                By: CHASE MANHATTAN BANK USA,
                                    NATIONAL ASSOCIATION,
                                    not in its individual capacity but solely on
                                    behalf of the Issuer as Owner Trustee, under
                                    the Trust Agreement

                                By: ____________________________________________

                                    Name:
                                    Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                DEUTSCHE BANK TRUST COMPANY
                                AMERICAS,
                                not in its individual capacity but solely as Trustee

                                By: ____________________________________________
                                              Authorized Signatory

                            [REVERSE OF CLASS B NOTE]

      This Note is one of a duly authorized issue of Auto Receivable Backed Notes of the Issuer, designated as its 3.07% Class B Notes (the "Class B Notes"), all issued under an Indenture, dated as of May 1, 2004 (the "Indenture"), between the Issuer and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

      The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes (collectively, the "Notes") are and, except as otherwise provided in the Indenture and the Sale and Servicing Agreement, will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

      Principal payable on the Class B Notes will be paid on each Distribution Date in the amount specified in the Indenture and in the Sale and Servicing Agreement. As described above, the entire unpaid principal amount of this Note will be payable on the earlier of the Class B Final Scheduled Distribution Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, under certain circumstances, the entire unpaid principal amount of the Class B Notes shall be due and payable following the occurrence and continuance of an Event of Default, as described in the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Class B Noteholders entitled thereto.

      Payments of principal and interest on this Note due and payable on each Distribution Date or Redemption Date shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date or Redemption Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the remaining unpaid principal amount of this Note on a Distribution Date or Redemption Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date or Redemption Date by notice mailed within 20 days of such Distribution Date or Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the office of the Trustee's agent appointed for such purposes located in The City of New York.

      As provided in the Indenture, the Notes may be redeemed pursuant to the Indenture, in whole, but not in part, at the option of the Seller, on any Distribution Date following the last day of a Collection Period as of which the Aggregate Principal Balance is less than or equal to $150,000,000.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Trustee or of any successor or assign of the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

      The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

      Prior to the due presentment for registration of transfer of this Note, the Issuer and the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing at least 66 2/3% of the Outstanding Amount of the Notes of the Controlling Class. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes or of the Notes of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

      The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

      This Note and the Indenture shall be construed in accordance with the laws of the State of California, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws, except that the duties of the Trustee under the Indenture shall be governed by New York law.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                                                                       EXHIBIT H
                              FORM OF CLASS C NOTE

      THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A-1 NOTES, THE CLASS A-2 NOTES, THE CLASS A-3 NOTES, THE CLASS A-4 NOTES AND THE CLASS B NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

      THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        WFS FINANCIAL 2004-2 OWNER TRUST

                               3.20% CLASS C NOTE

REGISTERED                                                           $63,750,000

No. R-C-1                                                  CUSIP NO. 929274 AF 5

      WFS Financial 2004-2 Owner Trust, a statutory trust organized and existing under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Sixty Three Million Seven Hundred Fifty Thousand Dollars ($63,750,000), payable to the extent described in the Indenture referred to on the reverse hereof on each Distribution Date; provided, however, that the entire unpaid principal amount of this Note shall be payable on the earlier of November 21, 2011 (the "Class C Final Scheduled Distribution Date") and the Redemption Date, if any, selected pursuant to the Indenture.

      The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), or on the Closing Date in the case of the first Distribution Date or if no interest has yet been paid, subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Distribution Date from, and including, the 20th day of the month of the prior Distribution Date on which interest has been paid to, but excluding, the 20th day of the month of the current Distribution Date or, in the case of the first Distribution Date or if no interest has yet been paid, from, and including, May 27, 2004. The Issuer shall pay interest on overdue installments of interest at the Class C Interest Rate to the extent lawful. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as set forth below.

Date: May 27, 2004              WFS FINANCIAL 2004-2 OWNER TRUST

                                By: CHASE MANHATTAN BANK USA,
                                    NATIONAL ASSOCIATION,
                                    not in its individual capacity but solely on
                                    behalf of the Issuer as Owner Trustee, under
                                    the Trust Agreement

                                By: ____________________________________________
                                    Name:
                                    Title:

                      TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                DEUTSCHE BANK TRUST COMPANY
                                AMERICAS,
                                not in its individual capacity but solely as Trustee

                                By: _________________________________________
                                           Authorized Signatory

                            [REVERSE OF CLASS C NOTE]

      This Note is one of a duly authorized issue of Auto Receivable Backed Notes of the Issuer, designated as its 3.20% Class C Notes (the "Class C Notes"), all issued under an Indenture, dated as of May 1, 2004 (the "Indenture"), between the Issuer and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

      The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes (collectively, the "Notes") are and, except as otherwise provided in the Indenture and the Sale and Servicing Agreement, will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

      Principal payable on the Class C Notes will be paid on each Distribution Date in the amount specified in the Indenture and in the Sale and Servicing Agreement. As described above, the entire unpaid principal amount of this Note will be payable on the earlier of the Class C Final Scheduled Distribution Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, under certain circumstances, the entire unpaid principal amount of the Class C Notes shall be due and payable following the occurrence and continuance of an Event of Default, as described in the Indenture. All principal payments on the Class C Notes shall be made pro rata to the Class C Noteholders entitled thereto.

      Payments of principal and interest on this Note due and payable on each Distribution Date or Redemption Date shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date or Redemption Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the remaining unpaid principal amount of this Note on a Distribution Date or Redemption Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date or Redemption Date by notice mailed within 20 days of such Distribution Date or Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the office of the Trustee's agent appointed for such purposes located in The City of New York.

      As provided in the Indenture, the Notes may be redeemed pursuant to the Indenture, in whole, but not in part, at the option of the Seller, on any Distribution Date following the last day of a Collection Period as of which the Aggregate Principal Balance is less than or equal to $150,000,000.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Trustee or of any successor or assign of the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

      The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

      Prior to the due presentment for registration of transfer of this Note, the Issuer and the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing at least 66 2/3% of the Outstanding Amount of the Notes of the Controlling Class. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes or of the Notes of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

      The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

      This Note and the Indenture shall be construed in accordance with the laws of the State of California, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws, except that the duties of the Trustee under the Indenture shall be governed by New York law.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                                                                       EXHIBIT I

                              FORM OF CLASS D NOTE

      THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A-1 NOTES, THE CLASS A-2 NOTES, THE CLASS A-3 NOTES, THE CLASS A-4 NOTES, THE CLASS B NOTES AND THE CLASS C NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

      THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        WFS FINANCIAL 2004-2 OWNER TRUST
                               3.77% CLASS D NOTE

REGISTERED                                                           $48,750,000

No. R-D-1                                                  CUSIP NO. 929274 AG 3

      WFS Financial 2004-2 Owner Trust, a statutory trust organized and existing under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Forty Eight Million Seven Hundred Fifty Thousand Dollars ($48,750,000), payable to the extent described in the Indenture referred to on the reverse hereof on each Distribution Date; provided, however, that the entire unpaid principal amount of this Note shall be payable on the earlier of November 21, 2011 (the "Class D Final Scheduled Distribution Date") and the Redemption Date, if any, selected pursuant to the Indenture.

      The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), or on the Closing Date in the case of the first Distribution Date or if no interest has yet been paid, subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Distribution Date from, and including, the 20th day of the month of the prior Distribution Date on which interest has been paid to, but excluding, the 20th day of the month of the current Distribution Date or, in the case of the first Distribution Date or if no interest has yet been paid, from, and including, May 27, 2004. The Issuer shall pay interest on overdue installments of interest at the Class D Interest Rate to the extent lawful. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as set forth below.

Date:  May 27, 2004             WFS FINANCIAL 2004-2 OWNER TRUST

                                By: CHASE MANHATTAN BANK USA,
                                    NATIONAL ASSOCIATION,
                                    not in its individual capacity but solely on
                                    behalf of the Issuer as Owner Trustee, under
                                    the Trust Agreement

                                By: ____________________________________________
                                    Name:
                                    Title:

                      TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                DEUTSCHE BANK TRUST COMPANY
                                AMERICAS,
                                not in its individual capacity but solely as Trustee

                                By: ____________________________________________
                                                 Authorized Signatory

                            [REVERSE OF CLASS D NOTE]

      This Note is one of a duly authorized issue of Auto Receivable Backed Notes of the Issuer, designated as its 3.77% Class D Notes (the "Class D Notes"), all issued under an Indenture, dated as of May 1, 2004 (the "Indenture"), between the Issuer and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

      The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes (collectively, the "Notes") are and, except as otherwise provided in the Indenture and the Sale and Servicing Agreement, will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

      Principal payable on the Class D Notes will be paid on each Distribution Date in the amount specified in the Indenture and in the Sale and Servicing Agreement. As described above, the entire unpaid principal amount of this Note will be payable on the earlier of the Class D Final Scheduled Distribution Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, under certain circumstances, the entire unpaid principal amount of the Class D Notes shall be due and payable following the occurrence and continuance of an Event of Default, as described in the Indenture. All principal payments on the Class D Notes shall be made pro rata to the Class D Noteholders entitled thereto.

      Payments of principal and interest on this Note due and payable on each Distribution Date or Redemption Date shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date or Redemption Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the remaining unpaid principal amount of this Note on a Distribution Date or Redemption Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date or Redemption Date by notice mailed within 20 days of such Distribution Date or Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the office of the Trustee's agent appointed for such purposes located in The City of New York.

      As provided in the Indenture, the Notes may be redeemed pursuant to the Indenture, in whole, but not in part, at the option of the Seller, on any Distribution Date following the last day of a Collection Period as of which the Aggregate Principal Balance is less than or equal to $150,000,000.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Trustee or of any successor or assign of the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

      The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, State and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

      Prior to the due presentment for registration of transfer of this Note, the Issuer and the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing at least 66 2/3% of the Outstanding Amount of the Notes of the Controlling Class. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes or of the Notes of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

      The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

      This Note and the Indenture shall be construed in accordance with the laws of the State of California, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws, except that the duties of the Trustee under the Indenture shall be governed by New York law.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                                                                       EXHIBIT J

                             FORM OF NOTE ASSIGNMENT


      FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

_______________________________________________________________________________
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing

_______________________________________________________________________________
to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_____________

Signature Guaranteed By:

________________________________________       ________________________________
Signature must be guaranteed by an             Notice: The signature(s) on
eligible guarantor institution which is        this assignment must
a participant in the Securities Transfer       correspond with the name(s)
Agent's Medallion Program (STAMP) or           as it appears on the face of
similar signature guarantee program.           the within Note in every
                                               particular, without
                                               alteration, enlargement, or any
                                               change whatsoever.

___________________________________
     (Authorized   Officer)

                                      J-1